RYDEX VARIABLE TRUST

Alternative Strategies Allocation Fund

COMBINED PROSPECTUS AND PROXY STATEMENT

June 6, 2012

RYDEX VARIABLE TRUST

Alternative Strategies Allocation Fund

805 King Farm Boulevard

Rockville, Maryland 20850

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2012

TO SHAREHOLDERS OF THE ALTERNATIVE STRATEGIES ALLOCATION FUND: A special meeting of shareholders (the “Special Meeting”) of the Alternative Strategies Allocation Fund (the “Acquired Fund”) will be held at 805 King Farm Boulevard, Suite 600, Rockville, Maryland, 20850 at 11:00 a.m. Eastern Time, on June 29, 2012 for the following purposes:

1.	To approve an Agreement and Plan of Reorganization which provides for: (a) the transfer of the assets and stated liabilities of the Acquired Fund to the Multi-Hedge Strategies Fund (the “Acquiring Fund”), each, a separate series of Rydex Variable Trust, in exchange for shares of the Acquiring Fund, (b) the pro rata distribution of shares of the Acquiring Fund by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund, and (c) the subsequent liquidation and termination of the Acquired Fund; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Proposal 1 is described in the attached Combined Prospectus and Proxy Statement. The Combined Prospectus and Proxy Statement also includes information about the Acquiring Fund under “Additional Information About the Acquiring Fund.”

The Board of Trustees of the Acquired Fund unanimously recommends that you vote in favor of Proposal 1.

The Board of Trustees of the Acquired Fund has fixed Wednesday, May 2, 2012 as the record date for determination of shareholders entitled to vote at the Special Meeting.

By Order of the Board of Trustees,

/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia
Trustee and President
Rydex Variable Trust

June 6, 2012

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. YOU MAY ALSO CAST YOUR VOTE BY TELEPHONE OR THROUGH THE INTERNET. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE ACQUIRED FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

RYDEX VARIABLE TRUST

Alternative Strategies Allocation Fund

June 6, 2012

Questions & Answers

The following questions and answers provide an overview of the proposal to reorganize the Alternative Strategies Allocation Fund (the “Acquired Fund”), a separate series of Rydex Variable Trust (the “Trust”), into the Multi-Hedge Strategies Fund (the “Acquiring Fund”), also a separate series of the Trust (the “Reorganization”). The Acquired Fund and the Acquiring Fund are available as investment options under variable annuity contracts and variable life insurance policies. We encourage you to read the full text of the Combined Prospectus and Proxy Statement that follows, including the section entitled “Additional Information About the Acquiring Fund.”

Q:        What are the Acquired Fund’s shareholders being asked to vote on?

A:        As a contract owner of a variable annuity contract or variable life insurance policy that invests in the Acquired Fund, you are being asked to consider and approve a proposal to reorganize the Acquired Fund into the Acquiring Fund. The Acquired Fund’s shareholders will vote on an Agreement and Plan of Reorganization (the “Plan”), a form of which is included as Exhibit A.

Q:        Do the Funds have similar investment objectives and principal strategies?

A:        The Funds have similar investment objectives. The Acquired Fund seeks to deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation. The Acquiring Fund seeks long-term capital appreciation with less risk than traditional equity funds. The Funds, however, seek to achieve their investment objectives by pursuing different principal investment strategies. The primary difference is that the Acquired Fund is structured as a fund of funds that seeks to achieve its investment objective by investing principally in a portfolio of affiliated and unaffiliated funds, including the Acquiring Fund. The Acquiring Fund seeks to achieve its investment objective by investing primarily in domestic and foreign common stock and other instruments directly. The differences between the Funds’ investment objectives, principal investment strategies, and principal risks are discussed in greater detail in the Combined Prospectus and Proxy Statement.

Q:        Are there differences in the management of the Funds?

A:        There are no differences in the management of the Funds. Each Fund is managed by “Security Investors, LLC”, which operates under the name Guggenheim Investments (the “Advisor”). In addition, with the exception of one portfolio manager, the same team of portfolio managers is responsible for the day-to-day management of the Acquired Fund and the Acquiring Fund. The portfolio management team responsible for managing the Acquiring Fund includes an additional portfolio manager that was recently promoted to the portfolio manager position in May 2012. Each Fund also is a separate series of the Trust. As a result, the Funds share a Board of Trustees, which is responsible for the supervision of the management and affairs of the Funds and the Trust.

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Q:        How will the Reorganization affect Fund fees and expenses?

A:        The expenses of the Acquiring Fund generally are higher than the expenses of the Acquired Fund. However, assuming the Reorganization occurs on July 13, 2012 (the “Closing Date”), the Acquiring Fund would have “Total Annual Fund Operating Expenses”, after taking into account the applicable contractual fee waiver and excluding “Short Sales Dividend and Interest Expense”, that are expected to be lower than those of the Acquired Fund prior to the Reorganization.

Q:        Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:        No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q:        What is the anticipated timing of the Reorganization?

A:        The special meeting of shareholders of the Acquired Fund (the “Special Meeting”) to consider the proposed Reorganization is scheduled to occur on June 29, 2012. If all necessary approvals are obtained, the proposed Reorganization will take place at the close of business on or after July 13, 2012 (the “Closing Date”).

Q:        What will happen to my investment in the Alternative Strategies Allocation Fund if the proposed Reorganization is approved?

A:        If the Reorganization is approved, you will become a shareholder of the Acquiring Fund on or after the Closing Date, and will no longer be a shareholder of the Acquired Fund. You will receive shares of the Acquiring Fund with a value equal to the value of your investment in shares of the Acquired Fund that you currently own. You will receive shares of the Acquiring Fund with a value equal to the value of your investment in the Acquired Fund as of 4:00 p.m., Eastern Time on the Closing Date (the “Effective Time”). Following the distribution of Acquiring Fund shares, the Acquired Fund will cease operations and be dissolved.

If the Reorganization is approved by shareholders of the Acquired Fund, Acquired Fund shareholders who do not wish to have their shares exchanged for shares of the Acquiring Fund as part of the Reorganization should redeem or exchange their shares prior to the consummation of the Reorganization. You should consult your variable annuity contract or variable life insurance policy prospectus for more information on how to direct investments in, or redemptions from, the Acquired Fund prior to the Reorganization.

As noted above, the Acquired Fund and the Acquiring Fund are both managed by the Advisor and are part of the same family of funds (the “Guggenheim Investments family of funds”). If the Reorganization is consummated, shareholders of the former Acquired Fund will continue to enjoy, as shareholders of the Acquiring Fund, the same quality of support services that they have enjoyed in the past.

Q:        What happens if the Reorganization is not approved?

A:        If shareholders of the Acquired Fund do not approve the Reorganization, the Reorganization will not take effect and the Acquired Fund’s Board of Trustees will determine what, if any, additional action should be taken with respect to the Acquired Fund. Such action may include the liquidation of the Acquired Fund.

Q:        How does the Board recommend I vote?

A:        The Board of Trustees of the Acquired Fund and the Acquiring Fund (the “Board”), including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) recommends that you vote FOR the proposed Reorganization. After considering, among other factors, the terms and conditions of the proposed Reorganization, the Board believes that reorganizing the Acquired Fund into the Acquiring Fund is in the best interests of each Fund and its shareholders. In reaching this conclusion, the Board determined that reorganizing the Acquired Fund into the Acquiring Fund offers potential benefits to the shareholders of each Fund and will not dilute the interests of the current shareholders of either Fund.

Q:        Who will pay the expenses of the proposed Reorganization?

A:        The Advisor or its affiliates, and not the Acquired Fund or the Acquiring Fund, will pay the expenses (except for brokerage charges incurred by the Acquired Fund prior to the Reorganization) directly related to the proposed Reorganization.

Q:        Who will receive the Combined Prospectus and Proxy Statement?

A:        The Combined Prospectus and Proxy Statement has been mailed to shareholders and contract owners that held shares of record of the Acquired Fund on the Record Date, and accordingly have the right to vote on the proposed Reorganization. Please note that the insurance company that issued your variable annuity contract or variable life insurance policy has record ownership of and/or voting authority over your Acquired Fund shares and may receive the Combined Prospectus and Proxy Statement. However, they are required to ask for your instructions as to how to vote the Acquired Fund shares attributable to your variable annuity contract or variable life insurance policy.

Q:        What are the costs and federal tax implications to shareholders in connection with the proposed Reorganization?

A:        All fees and expenses, except brokerage charges associated with the purchase or disposition of portfolio securities by the Acquired Fund prior to the Reorganization, incurred directly in connection with the consummation of the proposed Reorganization and the transactions contemplated by the Plan will be borne by the Advisor, without regard to whether the Reorganization is consummated. Any brokerage charges associated with the purchase or disposition of portfolio securities by the Acquired Fund prior to the Reorganization will be borne by the Acquired Fund and its shareholders. Such brokerage expenses are expected to be minimal.

The Reorganization is intended to be a tax-free reorganization under applicable provisions of the Internal Revenue Code of 1986, as amended. As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will receive an opinion from Morgan, Lewis & Bockius LLP, counsel to the Funds, to that effect.

Immediately prior to the Reorganization, the Acquired Fund will declare and pay a final distribution to the Acquired Fund’s shareholders of all of the Acquired Fund’s investment company taxable income for taxable years ending on or before the closing of the Reorganization and all of the Acquired Fund’s net capital gain, if any, recognized in those years. The sale of securities by the Acquired Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could increase the amount of the final distribution to shareholders that the Acquired Fund makes prior to the Reorganization.

A contract owner should consult the variable annuity contract or variable life insurance policy prospectus for information about the federal tax consequences of owning the contract or policy. Contract owners should consult their tax advisers to discuss the tax implications of making redemptions prior to the Reorganization. Contract owners should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

Q:        Whom do I contact if I have questions?

A:        For questions about this Combined Prospectus and Proxy Statement or about how to vote your shares, please contact our proxy information line at 1-800-813-9373. Representatives are available to take your call Monday through Friday, 9 a.m. to 9 p.m., Eastern Time.

COMBINED PROSPECTUS AND PROXY STATEMENT

June 6, 2012

Acquisition of the assets and stated liabilities of the

ALTERNATIVE STRATEGIES ALLOCATION FUND,

a series of Rydex Variable Trust

805 King Farm Boulevard

Rockville, Maryland 20850

Telephone No: 800-820-0888 OR 301-296-5100

By and in exchange for shares of the

Multi-Hedge Strategies Fund,

a series of Rydex Variable Trust

805 King Farm Boulevard

Rockville, Maryland 20850

Telephone No: 800-820-0888 OR 301-296-5100

This Combined Prospectus and Proxy Statement describes the proposed reorganization (the “Reorganization”), pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Alternative Strategies Allocation Fund, a separate series of Rydex Variable Trust (the “Trust”) into the Multi-Hedge Strategies Fund, also a separate series of the Trust. Under the Plan, the Alternative Strategies Allocation Fund would transfer all of its assets and stated liabilities to the Multi-Hedge Strategies Fund in exchange for shares of the Multi-Hedge Strategies Fund. To the extent permitted by law, the Trust may amend the Plan without shareholder approval.

In this Combined Prospectus and Proxy Statement, the Multi-Hedge Strategies Fund is referred to as the “Acquiring Fund” and the Alternative Strategies Allocation Fund is referred to as the “Acquired Fund.” The Acquired Fund and Acquiring Fund also may be collectively referred to as the “Funds,” or individually as a “Fund.” The Acquired Fund and the Acquiring Fund are both registered open-end management investment companies. The Funds are used solely as investment vehicles for variable annuity contracts and variable life insurance policies issued by certain life insurance companies. If the proposed Reorganization is approved, the Acquired Fund will receive shares of the Acquiring Fund in exchange for the transfer of its assets to the Acquiring Fund. Shares of the Acquiring Fund will then be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund. As a result of the Reorganization, each owner of shares of the Acquired Fund will become the owner of shares of the Acquiring Fund having a total net asset value equal to the total net asset value of his or her holdings in the Acquired Fund at the close of business on July 13, 2012 or such other date as agreed upon in writing by the Acquired Fund and the Acquiring Fund (the “Closing Date”). Additional information about the Acquiring Fund is included herein. The Plan is included in this Combined Prospectus and Proxy Statement as Exhibit A.

This Combined Prospectus and Proxy Statement sets forth concisely the information about the Acquired Fund and the Acquiring Fund that a prospective investor should know before voting on the proposed Reorganization and investing in the Acquiring Fund, and should be retained for future reference.

The following documents containing additional information about the Acquiring Fund and the Acquired Fund, each having been filed with the U.S. Securities and Exchange Commission (the “SEC”), are incorporated by reference into and, thus, legally considered to be part of this Combined Prospectus and Proxy Statement:

—        the Statement of Additional Information dated June 6, 2012 (the “Reorganization SAI”), relating to this Combined Prospectus and Proxy Statement;

—        the Statement of Additional Information relating to shares of each Fund, dated May 1, 2012, as amended from time to time (the “Fund SAI”), as filed with the SEC on April 30, 2012 (SEC Accession No. 0001104659-12-030658); and

—        the Annual Report to Shareholders of each Fund for the fiscal year ended December 31, 2011, as filed with the SEC on March 12, 2012 (SEC Accession No. 0001193125-12-109213).

Copies of these materials and other information about the Acquired Fund and the Acquiring Fund may be obtained without charge by writing or by calling the Acquiring Fund or the Acquired Fund at the addresses and telephone numbers shown on the previous page. Shareholders also may request the Prospectus relating to shares of the Funds, dated May 1, 2012, as amended from time to time (the “Fund Prospectus”) as filed with the SEC on April 30, 2012 without charge by writing or by calling the Funds at the addresses and telephone numbers shown on the previous page.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The SEC has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Combined Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Combined Prospectus and Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

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TABLE OF CONTENTS

(continued)

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SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Combined Prospectus and Proxy Statement, or incorporated herein by reference into this Combined Prospectus and Proxy Statement. For more complete information, please read the section herein entitled “Additional Information About the Acquiring Fund.” A copy of the Plan is included in this Combined Prospectus and Proxy Statement as Exhibit A. You may request a free copy of the Reorganization SAI, dated June 6, 2012 or other documents relating to the Trust without charge by calling 1-800-820-0888 or 301-296-5100 or by writing to the Trust, at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. The Reorganization SAI is incorporated herein by reference.

Each Fund is an open-end management investment company registered with the SEC. The Acquired Fund is a diversified fund and the Acquiring Fund is not, which means that the Acquiring Fund can invest a greater portion of its assets in securities of individual issuers than a diversified fund and, thus, has greater exposure to the risks associated with those issuers. Each Fund is a separate series of the Trust, which is organized as a Delaware statutory trust. The Funds are used solely as investment vehicles for variable annuity contracts and variable life insurance policies issued by certain life insurance companies. As discussed in more detail below, each Fund seeks to achieve its investment objective by obtaining exposure to alternative investment strategies, or strategies traditionally employed by hedge funds. The Acquired Fund seeks to obtain such exposure, as well as exposure to non-traditional asset classes, primarily through its investment in other funds, while the Acquiring Fund seeks to obtain such exposure through direct investments in common stock and other instruments and through investment in the Subsidiary (as that term is defined below). Additional information about the Funds’ investment objectives and principal investment strategies is included below.

Reasons for the Proposed Reorganization

At a meeting held on November 21, 2011, Security Investors, LLC (the “Advisor”), the investment adviser to both the Acquired Fund and Acquiring Fund, presented its reasoning for the proposed reorganization of the Acquired Fund into the Acquiring Fund. Among the reasons provided, and the factors discussed, were: (i) the long-term viability of the Acquired Fund due to its small asset size; (ii) the Acquired Fund’s and Acquiring Fund’s similar investment objectives and investment methodologies; (iii) the Acquiring Fund’s outperformance of the Acquired Fund; (iv) the lesser total operating expenses, after taking into account the applicable contractual fee waiver and excluding “Short Sales Dividend and Interest Expense” (“Short Sales Dividend and Interest Expense” has been excluded for purposes of this comparison because it does not represent a fee that is charged to the shareholder by the Advisor or other service provider), of the Acquiring Fund; and (v) the fact that shareholders of the Acquired Fund will continue to enjoy the same services and benefits provided to them as shareholders of the Acquiring Fund.

After considering the Advisor’s presentation, the Board of Trustees of the Acquired Fund and the Acquiring Fund (the “Board”), including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), determined that reorganizing the Acquired Fund into the Acquiring Fund is in the best interests of each Fund and its shareholders. In reaching this conclusion, the Board determined that reorganizing the Acquired Fund into the Acquiring Fund offers potential benefits to the shareholders of each Fund and will not dilute the interests of the current shareholders of either Fund. The Board, therefore, unanimously recommends that you vote for the approval of the Reorganization.

The Reorganization

The Plan governs the Reorganization and provides that the Acquiring Fund would acquire all of the assets and stated liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in the Acquired Fund. The Acquired Fund would then distribute on a pro rata basis the Acquiring Fund shares to its shareholders in complete liquidation and termination of the Acquired Fund. The Reorganization is subject to a number of conditions, including the approval of the Acquired Fund’s shareholders. The Trust also may agree to terminate or abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders.

As a result of the Reorganization, the Acquired Fund’s shareholders will become shareholders of the Acquiring Fund and will hold, immediately after the Reorganization, Acquiring Fund shares having a total dollar value equal to the total dollar value of the shares of the Acquired Fund that the shareholder held immediately before the Reorganization. If approved, the Reorganization is expected to occur on or after the Closing Date. The exchange of Acquired Fund shares for Acquiring Fund shares in the Reorganization is expected to be tax-free for federal income tax purposes. The Advisor also has agreed to bear all customary expenses (except for brokerage expenses incurred by the Acquired Fund prior to the Reorganization) of the Reorganization. Therefore, neither of the Funds, or their respective shareholders, is expected to bear those expenses. The Funds, however, ordinarily bear certain expenses such as brokerage commissions (including those incurred by the Acquired Fund prior to the Reorganization) and other transaction charges, as well as interest on borrowed money, and will bear these expenses and any extraordinary expenses that may be associated with the Reorganization.

The Acquired Fund’s portfolio holdings are not identical to the portfolio holdings of the Acquiring Fund. As a result, the Advisor may redeem in kind certain of the Acquired Fund’s portfolio investments, so that the Acquiring Fund may accept the Acquired Fund’s assets. It also may be necessary for the Acquired Fund to dispose of or purchase certain investments prior to the Reorganization. The possible need for the Acquired Fund to dispose of certain portfolio investments prior to the Reorganization could result in the Advisor selling such portfolio investments at a disadvantageous time.

For more information about the Reorganization, see “Information About the Reorganization.”

Comparison of the Fees and Expenses of the Acquired Fund and the Acquiring Fund

Like all mutual funds, the Acquired Fund and the Acquiring Fund incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services, and other activities. The expenses of the Acquiring Fund generally are higher than the expenses of the Acquired Fund. The difference in fees and expenses is largely due to the fact that the Acquired Fund does not pay management fees because of its structure as a fund of funds. In addition, as part of its agreement with the Trust, the Advisor pays all expenses of the Acquired Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, “Acquired Fund Fees and Expenses”, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, “Short Sales Dividend and Interest Expense”, and extraordinary expenses. Had this arrangement not been in place, the Acquired Fund’s “Other Expenses” and, thus, “Total Annual Operating Expenses” would have been higher.

The Acquiring Fund’s fees and expenses, on the other hand, include those of the wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) in which it invests a portion of its assets. The Advisor, however, has contractually agreed to waive the management fee it receives from the Acquiring Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Acquiring Fund invests in the Subsidiary, and may be terminated only with the approval of the Acquiring Fund’s Board of Trustees.

The Acquiring Fund’s fees and expenses also include the Acquiring Fund’s “Short Sales Dividend and Interest Expense”, which is not a fee charged to the shareholder by the Advisor or other service provider. Rather, “Short Sales Dividend and Interest Expense” is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. “Short Sales Dividend and Interest Expense” is incurred when the Acquiring Fund short sells a security to gain the inverse exposure necessary to meet its investment objective. The Acquiring Fund must pay out the dividend rate on an equity security, the coupon rate of a fixed income security, and interest expense associated with either, to the lender and records these as an expense of the Fund and reflects these expenses in its financial statements. However, any such dividend or interest expense on a security sold short generally has the effect of reducing the market value of the shorted security, thus, increasing the Acquiring Fund’s unrealized gain or reducing the Acquiring Fund’s unrealized loss on its short sale transaction.

However, assuming the Reorganization occurs on or after July 13, 2012 (the “Closing Date”), the Acquiring Fund would have “Total Annual Fund Operating Expenses”, after taking into account the applicable contractual fee waiver and excluding “Short Sales Dividend and Interest Expense”, that are expected to be lower than those of the Acquired Fund prior to the Reorganization.

Comparative Fee Table

The table below describes (1) the fees and expenses of each Fund for the fiscal year ended December 31, 2011 and (2) the pro forma fees and expenses of the Acquiring Fund, after giving effect to the Reorganization based on pro forma net assets for the twelve month period ended December 31 2011. Contract owners should refer to the variable annuity contract or variable life insurance policy prospectus for a description of fees and expenses since the fee table and expense example information below do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance. Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or less than those shown.

Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma Combined
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary	None	1.26%	1.26%
Distribution (12b-1) and Shareholder Service Fees	None	Non	e	Non	e
Other Expenses	None	1.29%	1.29%
Other Expenses of the Fund	None	0.02%	0.02%
Other Expenses of the Subsidiary*	None	0.00%	0.00%
Short Sales Dividend and Interest Expense	None	1.27%	1.27%
Acquired Fund Fees and Expenses	1.66%	0.19%	0.19%
Total Annual Fund Operating Expenses**	1.66%	2.74%	2.74%
Fee Waiver***	N/A	0.11%	0.11%
Total Annual Fund Operating Expenses After Fee Waiver**	1.66%	2.63%	2.63%

*	Other Expenses of the Subsidiary were less than 0.01% for the fiscal year ended December 31, 2011.
**	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Funds’ financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Funds and do not include “Acquired Fund Fees and Expenses”, which are fees and expenses incurred indirectly by the Funds through their investments in certain underlying investment companies.
***	The Advisor has contractually agreed to waive the management fee it receives from the Acquiring Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Acquiring Fund invests in the Subsidiary, and may be terminated only with the approval of the Acquiring Fund’s Board of Trustees.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Acquired Fund and the Acquiring Fund.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses as shown in the Comparative Fee Table above remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma Combined
1 Year	$169	$266	$266
3 Years	$523	$817	$817
5 Years	$902	$1,395	$1,395
10 Years	$1,965	$2,964	$2,964

Comparison of Investment Objectives and Policies of the Acquired Fund and Acquiring Fund

The Funds have similar investment objectives, but seek to achieve their investment objectives by pursuing different principal investment strategies. The primary difference in the Funds’ principal investment strategies is that the Acquired Fund is structured as a “fund of funds” that seeks to achieve its investment objective by investing principally in a portfolio of affiliated and unaffiliated funds, including the Acquiring Fund. The Acquiring Fund is not structured as a fund of funds. Rather, it seeks to achieve its investment objective by investing primarily in domestic and foreign common stock and other instruments directly. The Acquiring Fund also invests up to 25% of its total assets in the Subsidiary for the purpose of obtaining exposure to the global commodities markets.

With the exception of the fact that the Acquired Fund is a diversified fund, and thus, subject to an investment limitation with respect to 75% of its total assets, the Acquired Fund’s fundamental investment policies are substantially similar to those of the Acquiring Fund. The investment risk associated with an investment in a non-diversified fund, such as the Acquiring Fund, is described under “Principal Risk Factors Specific to the Acquiring Fund.” For a detailed discussion of the similarities and differences between the Funds’ investment objectives, principal investment strategies, policies and fundamental investment restrictions, see “Information about the Acquired Fund and the Acquiring Fund – Comparison of the Investment Objectives and Principal Investment Strategies”, “Comparison of Fundamental Investment Limitations”, and “Additional Information About the Acquiring Fund” in this Combined Prospectus and Proxy Statement.

Comparison of the Service Providers of the Acquired Fund and Acquiring Fund

The Acquired Fund and Acquiring Fund are managed by the same investment adviser and share the same administrator, distributor, transfer agent and other service providers. For a discussion of the service providers to the Acquired Fund and the Acquiring Fund, see “Information About the Acquired Fund and the Acquiring Fund – Information on Investment Advisory Arrangements and Other Service Providers” and “Additional Information About the Acquiring Fund” in this Combined Prospectus and Proxy Statement.

Comparison of the Shareholder Transactions and Services of the Acquired Fund and Acquiring Fund

The purchase, redemption, dividend and other policies and procedures of the Acquired Fund are substantially similar and, in most cases, identical to those of the Acquiring Fund. For more information, see “Information About the Acquired Fund and the Acquiring Fund – Purchase, Redemption and Valuation of Shares” and “Information on Distribution Arrangements.”

Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Acquired Fund and the Acquiring Fund should not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will receive an opinion from Morgan, Lewis & Bockius LLP, counsel to the Funds, to that effect. An opinion of counsel is not binding on the Internal Revenue Service or any court and, thus, does not preclude the Internal Revenue Service from asserting, or a court from rendering, a contrary position. The sale of securities prior to the Reorganization could result in the Acquired Fund realizing gains or losses that would not otherwise have been realized but for the Reorganization. Such a sale of assets and the reinvestment of the proceeds would involve brokerage and other transaction costs that would be borne by the Acquired Fund and its shareholders. Any such expenses are expected to be minimal.

Since its inception, each of the Acquired Fund and the Acquiring Fund have complied with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), and each Fund believes it has qualified as a “regulated investment company” (“RIC”) under the Code. Accordingly, each of the Acquired Fund and the Acquiring Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and gains distributed to shareholders.

A contract owner should consult the variable annuity contract or variable life insurance policy prospectus for information about the federal tax consequences of owning the contract or policy. If a contract owner does not wish to participate in the Reorganization, the contract owner should consult the variable annuity contract or variable life insurance policy prospectus for more information on how to direct investments in, or redemptions from, the Acquired Fund prior to the Reorganization. Contract owners should consult their tax advisers to discuss the tax implications of making redemptions prior to the Reorganization. Contract owners should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

Voting Information

The Acquired Fund Trustees are furnishing this Combined Prospectus and Proxy Statement in connection with the solicitation of proxies. Only shareholders of record at the close of business on May 2, 2012 (the “Record Date”), will be entitled to vote at the special meeting of shareholders.

The insurance companies that issued your variable annuity contract or variable life insurance policy are required to request voting instructions from contract owners and must vote all Acquired Fund shares held by the insurance companies in proportion to the voting instructions received. This method of voting is sometimes referred to as proportional voting. Because of proportional voting, a small number of contract owners could determine the outcome of the vote with respect to the Reorganization.

Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon. If no instruction is made, the named proxies will vote in favor of the proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to the Acquired Fund a written notice of revocation or a subsequently executed proxy or by attending the special meeting of shareholders and voting in person. For additional information, see “About the Proxy Solicitation and the Special Meeting” below.

PRINCIPAL RISK FACTORS

Comparison of the Principal Risks Associated with Investments in the Acquired Fund and Acquiring Fund

The Acquired Fund and the Acquiring Fund are subject to a number of the same principal risk factors. However, each of the Funds is also subject to several risks that are not common to both Funds. The Acquired Fund, in particular, is subject to several principal risks that are attributable to the Acquired Fund’s structure as a “fund of funds” and, thus, not common to both Funds. The three tables below set forth a summary of the principal risk factors that are specific to the Acquiring Fund, common to both Funds, and specific to the Acquired Fund, respectively.

Principal Risk Factors Specific to the Acquiring Fund

Investment in the Subsidiary Risk	The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to shareholders of registered investment companies. By investing in the Subsidiary, the Fund is exposed to the risks of the Subsidiary’s investments, which in turn will be exposed primarily to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Principal Risk Factors Specific to the Acquiring Fund

The Acquired Fund also is indirectly subject to this risk as a result of its investments in affiliated Funds, including the Acquiring Fund, that invest in a Subsidiary.

Non-Diversification Risk	The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Portfolio Turnover Risk

The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Due to the nature of the investment strategy employed by the Acquiring Fund, the Acquiring Fund experiences a significantly higher portfolio turnover rate than the Acquired Fund. During the most recent fiscal year, the Acquiring Fund’s portfolio turnover rate was 397% of the average value of its portfolio. By comparison, the Acquired Fund’s portfolio turnover rate during its most recent fiscal year was 105% of the average value of its portfolio.

Principal Risk Factors of both the Acquired Fund and Acquiring Fund

Commodity-Linked Derivative Investment Risk	Each Fund and certain of the underlying funds may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose each Fund economically to movements in commodity prices. The Acquiring Fund’s and certain of the Acquired Fund’s underlying funds’ investments in commodity-related investment products may lead to losses in excess of the Funds’ investment in such products. Such losses can significantly and adversely affect the NAV of the Acquiring Fund or an underlying fund of the Acquired Fund, and, consequently, a shareholder’s interest in each Fund.

Principal Risk Factors of both the Acquired Fund and Acquiring Fund

Counterparty Credit Risk	Each Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Each Fund’s use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund’s investments.

Currency Risk	Each Fund’s, and in the case of the Acquired Fund, certain of the underlying funds’, indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Each Fund and certain of the Acquired Fund’s underlying funds also may incur transaction costs in connection with conversions between various currencies.

Depositary Receipt Risk	Each Fund, and in the case of the Acquired Fund, certain of the underlying funds, may hold the securities of non-U.S. companies in the form of American Depositary Receipts (“ADRs”). The underlying securities of the ADRs in the Fund’s or in an underlying fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Derivatives Risk	Each Fund’s, and in the case of the Acquired Fund, certain of the underlying funds’, investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. For the Acquiring Fund, while the majority of the Fund’s derivative investments will be used to obtain exposure to the commodities markets, certain of the Fund’s derivative investments will be employed to hedge risk and limit leveraged exposure. There is no guarantee that such hedging strategies will be effective at managing risk.

Principal Risk Factors of both the Acquired Fund and Acquiring Fund

Early Closing Risk	Each Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Emerging Markets Risk	Each Fund’s investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

Fixed Income Risk	Each Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may indirectly affect the Fund and cause the value of the Fund to decrease. In addition, the Fund’s investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Foreign Issuer Exposure Risk	Each Fund, and in the case of the Acquired Fund, certain of the underlying funds, may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

High Yield Risk	The Acquiring Fund, and in the case of the Acquired Fund, certain of the underlying funds, may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

Investment in Investment Companies Risk	Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses.

Principal Risk Factors of both the Acquired Fund and Acquiring Fund

Large-Capitalization Securities Risk	Each Fund, and in the case of the Acquired Fund, certain of the underlying funds, are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Leveraging Risk	Each Fund achieves leveraged exposure generally, and certain of the Acquired Fund’s underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. In addition, the Acquiring Fund derives substantially all of its commodities exposure from its investments in derivatives and other financial instruments that provide leveraged exposure. Each Fund’s and underlying funds’ investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the use of such instruments may be an integral part of the Acquiring Fund’s and certain of the underlying funds’ investment strategies, the use of such instruments may expose the Acquiring Fund and certain of the underlying funds and thus, the Acquired Fund, to potentially dramatic losses or gains in the value of their respective portfolios. Leverage also will have the effect of magnifying tracking error.

Liquidity Risk	For each Fund, and in the case of the Acquired Fund, certain of the underlying funds, in certain circumstances, it may be difficult for the Fund or certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. While each Fund and certain of the underlying funds only intend to invest in liquid futures, options, forwards and swap contracts, under certain market conditions, such as when the market makes a “limit move”, it may be difficult or impossible for the Fund or an underlying fund to liquidate such investments. In addition, the ability of each Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

Market Risk	Each Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money.

Mid-Capitalization Securities Risk	Each Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Principal Risk Factors of both the Acquired Fund and Acquiring Fund

OTC Trading Risk	Certain of the derivatives in which each Fund, and in the case of the Acquired Fund, certain of the underlying funds, may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Repurchase Agreement Risk	Each Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Short Sales Risk	Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect each Fund’s ability to engage in short selling.

Small-Capitalization Securities Risk	Each Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Tax Risk	The Fund, and in the case of the Acquired Fund, certain of the underlying funds currently gain most of their exposure to the commodities markets through their investments in wholly-owned subsidiaries which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund or an affiliated underlying fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s or underlying fund’s ability to qualify as a regulated investment company under Subchapter M of the Code. If the Fund or underlying fund invests in such instruments directly, it intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income), to ensure its continued ability to qualify as a regulated investment company. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s or underlying funds’ taxable income or gains and distributions.

Principal Risk Factors of both the Acquired Fund and Acquiring Fund

Trading Halt Risk	If a trading halt occurs, each Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may prevent the Fund from achieving its investment objective.

Principal Risk Factors Specific to the Acquired Fund

Conflicts of Interest Risk	The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

Energy Sector Risk	To the extent that certain of the underlying funds’ investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

Exchange-Traded Notes (ETNs) Risk	The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s or an underlying fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the Fund or an underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

Fund of Funds Risk	By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

Growth Stocks Risk	Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be

Principal Risk Factors Specific to the Acquired Fund

more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

Initial Public Offering (“IPO”) Risk	Certain of the underlying funds may invest a portion of their assets in securities of companies offering shares in IPOs, which may be more volatile than other securities. In addition, the effect of IPOs on an underlying fund’s, and thus the Fund’s, performance likely will decrease as the underlying fund’s asset size increases, which could reduce the Fund’s total returns. Because the prices of IPO shares frequently are volatile, the underlying funds may hold IPO shares for a very short period of time, which may result in increased portfolio turnover and increased transactions costs for the Fund. The limited number of shares available for trading in some IPOs may make it more difficult for an underlying fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing prices. The underlying funds’ investments in IPO shares also may include the securities of unseasoned issuers, which present greater risks than the securities of more established issuers.

Real Estate Sector Risk	To the extent that certain of the underlying funds’ investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

Tracking Error Risk	The Advisor may not be able to cause certain of the underlying funds’ performance to match or correlate to that of the underlying funds’ respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund’s investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause an underlying funds’ performance to be less than you expect.

Value Stocks Risk	Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Proposed Reorganization

The Advisor believes that the shareholders of the Acquired Fund and the Acquiring Fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Acquired Fund’s and the Acquiring Fund’s assets in the Reorganization, than by continuing to operate the Funds separately. The Advisor also believes that the Acquiring Fund’s investment objective and principal investment strategies are compatible with those of the Acquired Fund making the Acquiring Fund an ideal recipient for the Acquired Fund’s assets and shareholders. The Advisor further believes that it is in the best interests of the Acquired Fund to combine its assets with the Acquiring Fund because total operating expenses (excluding “Short Sales Dividend and Interest Expense”) for each class of shares of the Acquiring Fund (after giving effect to the contractual fee waiver) are expected to be lower than those of the Acquired Fund prior to the Reorganization.

At a meeting held on November 21, 2011, the Advisor presented its reasoning for reorganizing the Acquired Fund into the Acquiring Fund. Among the reasons provided, and the factors discussed, were: (i) the long-term viability of the Acquired Fund due to its small asset size; (ii) the Acquired Fund’s and the Acquiring Fund’s similar investment objectives and investment methodologies; (iii) the Acquiring Fund’s outperformance of the Acquired Fund; (iv) the lesser total operating expenses, after taking into account the applicable contractual fee waiver and excluding “Short Sales Dividend and Interest Expense” (“Short Sales Dividend and Interest Expense” has been excluded for purposes of this comparison because it does not represent a fee that is charged to the shareholder by the Advisor or other service provider), of the Acquiring Fund; and (v) the fact that shareholders of the Acquired Fund will continue to enjoy the same services and benefits provided to them as shareholders of the Acquiring Fund.

In connection with the meeting, the Board was provided, in advance of the meeting, detailed information about the proposed Reorganization, including information regarding: (1) the investment objectives and policies of the Acquiring Fund and their relative compatibility with those of the Acquired Fund; (2) the historical investment performance records of the Acquired Fund and the Acquiring Fund; (3) the investment advisory and total expenses payable and paid by the Acquiring Fund (including pro forma expense information), as compared with those of the Acquired Fund; (4) the current size of the Acquiring Fund and the prospects for its future growth, as compared to the Acquired Fund; (5) alternatives to the Reorganization, including liquidating the Acquired Fund; and (6) the terms of the proposed Plan.

After considering the Advisor’s presentation, the Board, including the Independent Trustees, determined that reorganizing the Acquired Fund into the Acquiring Fund is in the best interests of each Fund and its shareholders. In reaching this conclusion, the Board determined that reorganizing the Acquired Fund into the Acquiring Fund offers potential benefits to the shareholders of each Fund and will not dilute the interests of the current shareholders of either Fund. The Board’s conclusion was based on a number of factors, including the following:

•

The Reorganization will enable shareholders of the Acquired Fund to continue their investment in a mutual fund – the Acquiring Fund – that has similar investment objectives, policies and risks as the Acquired Fund.

•

The potential for the Acquiring Fund to have a larger asset base and improved prospects for growth, efficient management and attendant reductions in overall expenses following the consummation of the Reorganization.

•	The potential for the Acquiring Fund to benefit from enhanced performance as a result of a larger asset base and improved economies of scale.

•

The historical investment performance record of the Acquiring Fund for the periods reviewed generally compared favorably to that of the Acquired Fund, although there is no guarantee or assurance as to the future performance of the Acquiring Fund.

•

As a result of the Reorganization, each shareholder of the Acquired Fund would hold, immediately after the Reorganization, shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the shares of the Acquired Fund held immediately before the Reorganization.

•	The Reorganization is expected to be tax-free, for federal income tax purposes, for the Acquired Fund and its shareholders.

•

The fees and expenses (except for brokerage expenses incurred by the Acquired Fund prior to the Reorganization) associated with the participation of the Acquired Fund and the Acquiring Fund in the Reorganization will be borne and paid by the Advisor and/or its affiliates. As a result, the Acquired Fund would not bear any of the expenses of the proposed Reorganization, except for the indirect costs of brokerage commissions to the extent the Acquired Fund buys or sells portfolio securities in anticipation of the Reorganization.

On the basis of the foregoing and other representations and information provided to the Board and its evaluation of those representations and information, the Board, including the Independent Trustees, voted unanimously to approve the Reorganization and the Plan with respect to the Acquired Fund and to recommend that the shareholders of the Acquired Fund also approve the Reorganization. The Board, therefore, unanimously recommends that you vote for the approval of the Reorganization.

While the Board considered the preceding factors and potential benefits in reaching its conclusion to approve and recommend that shareholders approve the Reorganization, it is possible that one or more of the factors may change prior to the completion of the Reorganization or that one or more potential benefits described above may not be realized by either the Acquired Fund or the Acquiring Fund.

Description of the Agreement and Plan of Reorganization

The Plan provides for the Reorganization to occur on or after the close of business on the Closing Date. On or after the Closing Date, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund solely in exchange for (i) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and (ii) shares of the Acquiring Fund. The value of the Acquired Fund’s assets to be transferred to and acquired by the Acquiring Fund shall be the value of such assets as of the Effective Time using the valuation procedures described under “More Information About the Acquiring Fund – Calculating Net Asset Value” and in the Acquiring Fund SAI, or such other valuation procedures as the Acquired Fund and the Acquiring Fund shall mutually agree. The valuation procedures of the Acquired Fund and the Acquiring Fund are identical.

Prior to the Reorganization, the Advisor intends to dispose of all of the Acquired Fund’s holdings through the sale of certain of the underlying funds’ shares and the redemption in kind of other of the underlying funds’ shares. The Advisor intends to sell approximately 55.10% of the Acquired Fund’s holdings. The Advisor intends to redeem in kind the remaining 44.90% of the Acquired Fund’s holdings. The securities received by the Acquired Fund as redemption proceeds would be contributed to the Acquiring Fund in connection with the Reorganization. While not anticipated, it also may be necessary for the Acquired Fund to purchase certain investments prior to the Reorganization.

Upon the transfer of the Acquired Fund’s assets, the Acquiring Fund will simultaneously (i) issue to the Acquired Fund a number of full and fractional shares of the Acquiring Fund equal in value to the aggregate NAV of the Acquired Fund calculated as of the Effective Time and (ii) assume only the accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund’s statement of assets and liabilities as of the Effective Time.

The Acquired Fund will immediately distribute to its shareholders of record a pro rata portion of the Acquiring Fund shares received in complete liquidation of the Acquired Fund. As a result, each shareholder of the Acquired Fund will receive a number of shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder.

The transfer of shareholder accounts from the Acquired Fund to the Acquiring Fund will occur automatically. It is not necessary for Acquired Fund shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds’ portfolios.

The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by the Acquired Fund’s shareholders; and (ii) receipt by the Acquired Fund and the Acquiring Fund of an opinion from Morgan, Lewis & Bockius LLP, counsel to the Funds, concerning the federal income tax consequences of the Reorganization. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board determines that the Reorganization is not in the best interest of the shareholders of a Fund.

All expenses, except brokerage charges incurred by the Acquired Fund prior to the Reorganization, that are solely and directly related to the Reorganization will be borne and paid by the Advisor, without regard to whether the Reorganization is consummated. Such expenses include, without limitation, to the extent solely and directly related to the reorganization contemplated by the Reorganization and the Plan: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of the Plan; (ii) expenses associated with the preparation and filing of the Registration Statement under the Securities Act of 1933, as amended, covering the Acquiring Fund shares to be issued pursuant to the provisions of the Plan; (iii) registration or qualification of the fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund shares to be issued in connection herewith in each state in which the Acquired Fund’s shareholders are resident as of the date of the mailing of this Combined Prospectus and Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; and (vii) legal fees. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by the Plan will be borne by the party incurring such fees and expenses. Any brokerage charges associated with the purchase or disposition of portfolio securities by the Acquired Fund prior to the Reorganization, including brokerage commissions, taxes (expected to be de minimis), and other expenses connected with the execution of portfolio transactions, “Short Sales Dividend and Interest Expense”, and extraordinary expenses, will be borne by the Acquired Fund and its shareholders.

If the Reorganization is approved by shareholders of the Acquired Fund, Acquired Fund shareholders who do not wish to have their shares exchanged for shares of the Acquiring Fund as part of the Reorganization should redeem or exchange their shares prior to the consummation of the Reorganization. If a contract owner does not wish to participate in the Reorganization, the contract owner should consult the variable annuity contract or variable life insurance policy prospectus for more information on how to direct investments in, or redemptions from, the Acquired Fund prior to the Reorganization.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval.

The foregoing discussion of the terms of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is included as Exhibit A hereto.

Description of Each Fund’s Share Capitalization

When issued to shareholders of the Acquired Fund under the Plan, shares of the Acquiring Fund will be fully paid and non-assessable and transferable without restriction and will have no preemptive or conversion rights. For additional information about shares of the Acquiring Fund, please see “Additional Information About the Acquiring Fund” in this Combined Prospectus and Proxy Statement.

The table below sets forth the unaudited capitalization of the Acquired Fund’s shares and the Acquiring Fund’s shares as of December 31, 2011 and on a pro forma combined basis after giving effect to the Reorganization as of that date.

	Acquired Fund	Acquiring Fund	Pro Forma Adjustments*	Multi-Hedge Strategies Fund Pro Forma Combined
Total Net Assets	$6,326,799	$18,607,971	$(982,405)	$23,952,365
Total Shares Outstanding	335,028	845,668	(92,101)	1,088,595
Net Asset Value Per Share	$18.88	$22.00	N/A	$22.00

*	Pro forma combined net assets are reduced by the amount of the Acquired Fund’s position held in the Acquiring Fund as of December 31, 2011.

The table above should not be relied upon to reflect the number of shares to be received in the Reorganization. The actual number of shares to be received will depend upon the NAV and number of shares outstanding of each Fund at the time of the Reorganization.

Federal Income Tax Consequences

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Acquired Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the Internal Revenue Service would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that the Trust receive an opinion from Morgan, Lewis & Bockius LLP, counsel to the Funds, that the Reorganization should be a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

—    No gain or loss should be recognized by the Acquired Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Acquired Fund, except for (i) any gain or loss that may be recognized on “Section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Acquired Fund, (ii) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Acquired Fund.

—    No gain or loss should be recognized by a shareholder of the Acquired Fund who exchanges all of his, her, or its shares of the Acquired Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

—    The tax basis of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund pursuant to the Reorganization (including any fractional share) should be the same as the tax basis of the shares of the Acquired Fund surrendered in exchange therefore.

—    The holding period of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund pursuant to the Reorganization (including any fractional share) should include the holding period of the shares of the Acquired Fund surrendered in exchange therefore.

—    The Acquiring Fund’s tax basis in assets of the Acquired Fund received by the Acquiring Fund pursuant to the Reorganization should, in each instance, equal the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Acquired Fund upon the transfer, and the Acquiring Fund’s holding period for such assets should, in each instance, include the period during which the assets were held by the Acquired Fund, except for any assets which may be marked to market for federal income tax purposes on the termination of the Acquired Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Morgan, Lewis & Bockius LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering such opinion, Morgan, Lewis & Bockius LLP will also rely upon certain representations of the management of the Acquiring Fund and the Acquired Fund and assume, among other things, that the applicable Reorganization will be consummated in accordance with the operative documents. The opinion will not express an opinion as to the tax effects to the Acquired Fund or the Acquiring Fund from the marking to market of certain categories of assets as of the closing of the taxable year of the Acquired Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the Internal Revenue Service or any court.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Acquired Fund and its shareholders.

Prior to the Closing Date, the Acquired Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Reorganization, and a portion of such assets may be required to be marked to market as a result of the termination of the Acquired Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Acquired Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Acquired Fund.

At December 31, 2011, the Acquiring Fund and Acquired Fund had capital loss carryforwards of $9,590,588 and $758,713, respectively. Utilization of capital loss carryforwards of the Acquired Fund will be subject to limitations because of an ownership change. Because of these limitations, the capital losses of the Acquired Fund may expire without being utilized. Additionally, for five years beginning after the Closing Date of the Reorganization, neither Fund will be allowed to offset certain pre-Reorganization built-in gains attributable to the one Fund (if any) with capital loss carryforwards attributable to the other Fund.

Shareholders of the Acquired Fund may redeem their shares at any time prior to the closing of the Reorganization. A contract owner should consult the variable annuity contract or variable life insurance policy prospectus for information about the federal tax consequences of owning the contract or policy. Contract owners should consult their tax advisers to discuss the tax implications of making redemptions prior to the Reorganization. Contract owners should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

Comparative Information on Shareholders’ Rights

The Acquired Fund and the Acquiring Fund are each separate series of the Trust. The Trust was established as a statutory trust under the laws of the State of Delaware. The rights of shareholders of the Acquired Fund and the Acquiring Fund are defined by the Trust’s Agreement and Declaration of Trust and By-Laws. Because the Funds operate pursuant to the same Agreement and Declaration of Trust and By-Laws, the rights of shareholders of the Acquired Fund and Acquiring Fund are identical, and will not change as a result of the Reorganization.

INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

Acquired Fund and Acquiring Fund Investment Objectives and Principal Investment Strategies

Investment Objectives

The investment objectives of the Acquiring Fund and the Acquired Fund are similar. Each Fund seeks to provide capital appreciation through investment exposure to alternative investment strategies, or strategies traditionally employed by hedge funds, which the Advisor believes have low correlation to the returns of equity and fixed income markets. Specifically, the Acquired Fund seeks to deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation. The Acquiring Fund seeks long-term capital appreciation with less risk than traditional equity funds. The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

As discussed in more detail below, each Fund seeks to achieve its investment objective by obtaining exposure to alternative investment strategies, or strategies traditionally employed by hedge funds. The Acquired Fund seeks to obtain such exposure, as well as exposure to non-traditional asset classes, primarily through its investment in other funds, while the Acquiring Fund seeks to obtain such exposure through direct investments in common stock and other instruments.

Principal Investment Strategies

Each Fund seeks to achieve its investment objective generally by obtaining exposure to alternative investment strategies, or strategies traditionally employed by hedge funds. The Funds, however, differ in how they obtain such exposure. The primary difference is that the Acquired Fund is structured as a “fund of funds” that seeks to obtain such exposure, as well as exposure to non-traditional asset classes, by investing principally in a portfolio of affiliated and unaffiliated funds. In contrast, the Acquiring Fund is not structured as a fund of funds and seeks to obtain such exposure by investing primarily in domestic and foreign common stock and other instruments directly. The Acquiring Fund, however, also may and does invest in other funds. The Acquiring Fund also invests up to 25% of its total assets in the Subsidiary for the purpose of obtaining exposure to the global commodities markets.

The similarities and differences between the Acquired Fund’s and the Acquiring Fund’s principal investment strategies are set forth in the table below. A complete description of the Acquiring Fund’s principal investment strategies is included under “Additional Information About the Acquiring Fund.” A complete description of the Acquired Fund’s principal investment strategies can be found in the Fund Prospectus and Annual and Semi-Annual Reports, which are available without charge by calling 1-800-820-0888 or 301-296-5100.

Acquired Fund	Acquiring Fund
• The Acquired Fund is structured as a “fund of funds” that invests in a portfolio of affiliated and unaffiliated funds, including registered and unregistered funds and commodity pools.

•    The Acquiring Fund is not structured as a “fund of funds”, but seeks to allocate its assets among multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds.

•    The Acquired Fund selects its investments using a proprietary asset allocation methodology that seeks to allocate the Fund’s assets among underlying funds that emphasize alternative or non-traditional asset

• The Acquiring Fund selects investment strategies and allocates its investments using a proprietary evaluation of the strategies’ risk and return characteristics.

Acquired Fund	Acquiring Fund
classes and investment strategies according to the degree of risk associated with each underlying fund and current market conditions.

•     The following are the alternative and non-traditional asset classes and strategies that the Acquired Fund may have exposure to:

•     Market Neutral

•     Long/Short Equity

•     Merger Arbitrage

•     Commodities

•     Currency Arbitrage

•     Global Macro

•     Fixed Income Arbitrage

•     Managed Futures

•     Real Estate

•     The following is a list of the primary investment strategies that the Acquiring Fund may seek exposure to:

•     Long/Short Equity

•     Equity Market Neutral

•     Fixed Income Strategies

•     Merger Arbitrage

•     Global Macro

• The Acquired Fund also may invest in: • American Depositary Receipts (ADRs) • Derivatives (e.g., futures, index swaps, options on securities) • ETNs • U.S. government securities • cash

•     The Acquiring Fund also may invest in:

•     American Depositary Receipts (ADRs)

•     Derivatives (e.g., futures, index swaps, options on securities)

•     investment companies (e.g., ETFs)

•     ETNs

•     small-, mid-, and large-cap common stock

•     currencies

•     commodities

•     high yield securities

•     corporate debt

•     The Acquired Fund does not have a comparable investment strategy. However, the Acquired Fund invests in underlying funds that employ leverage and that may have long and short exposure to certain of the underlying funds’ portfolio investments.

• The Acquiring Fund may employ leverage subject to internal controls and may have long and short exposure to certain of its portfolio investments.

• The Acquired Fund does not have a comparable investment strategy.	• The Acquiring Fund may invest up to 25% of its total assets in its Subsidiary.

Acquiring Fund and Acquired Fund Fundamental Investment Limitations

Each Fund has adopted fundamental investment limitations that may not be changed without shareholder approval. The Funds’ fundamental investment limitations are identical, except that the Acquired Fund has adopted an investment policy to be a diversified fund. As a diversified fund, the Acquired Fund may not, with respect to 75% of its assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Acquired Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. Because this limitation does not apply to the Acquiring Fund, if the Reorganization is approved, the former shareholders of the Acquired Fund will be subject to the additional risk that the Acquiring Fund is non-diversified and, thus, can invest a greater portion of its assets in securities of individual issuers than the Acquired Fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Acquiring Fund shares than would occur in the Acquired Fund or other diversified fund.

The Acquired Fund’s and the Acquiring Fund’s fundamental investment limitations (with the exception of diversification policy discussed above) are set forth in the table below.

Each Fund shall not:

1. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

2. Make loans if, as a result, more than 331/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

7. Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry.* This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.

*The Fund will not invest 25% or more of the value of its total assets in the shares of one or more investment companies with an affirmative investment policy to invest 25% or more of its assets in the securities of one or more issuers conducting their principal business activities in the same industry, as disclosed in its then-current registration statement.

Performance Information

The following bar charts and tables compare the potential risks and rewards of investing in the Acquired Fund and the Acquiring Fund. The variability of performance over time provides an indication of the risks of investing in each Fund. The following bar charts show the performance of the shares of each Fund from year to year. The following tables show the performance of the shares of each Fund as an average over different periods of time in comparison to the performance of a broad-based market index and the HFRX Global Hedge Fund Index. The figures in the bar charts and tables assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Acquiring Fund Performance

The performance information shown below is based on a calendar year.

[Insert Bar Chart]
2006	6.64%
2007	3.84%
2008	-18.72%
2009	-3.28%
2010	6.18%
2011	3.38%

Highest Quarter Return (quarter ended 9/30/2010)	4.91%	Lowest Quarter Return (quarter ended 12/31/2008)	-10.74%

AVERAGE ANNUAL TOTAL RETURN (for periods ended December 31, 2011)

	Past 1 Year	Past 5 Years	Since Inception (9/19/2005)
Multi-Hedge Strategies Fund	3.38%	-2.17%	-0.61%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.47%
HFRX Global Hedge Fund Index* (reflects no deduction for fees, expenses or taxes)	-8.92%	-2.77%	-0.61%

*	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

Acquired Fund Performance

The performance information shown below is based on a calendar year.

[Insert Bar Chart]
2009	0.85%
2010	-0.61%
2011	-3.08%

Highest Quarter Return (quarter ended 12/31/2010)	3.62%	Lowest Quarter Return (quarter ended 9/30/2011)	-5.31%

AVERAGE ANNUAL TOTAL RETURN (for periods ended December 31, 2011)

	Past 1 Year	Since Inception (5/1/2008)
Alternative Strategies Allocation Fund	-3.08%	-6.18%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.38%

Acquiring Fund and Acquired Fund Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of the Acquired Fund and the Acquiring Fund for the past five fiscal years (or, if shorter, the period of the Fund’s operations). The financial highlights for the Acquiring Fund that are contained in the Fund Prospectus, as well as in “Additional Information About the Acquiring Fund” included herein, have been derived from the financial statements and have been audited by Ernst & Young LLP. The financial highlights for the Acquired Fund may be found in the Fund Prospectus and Annual and Semi-Annual Reports, which are available without charge by calling 1-800-820-0888 or 301-296-5100.

Information About the Advisor and Investment Advisory Arrangements

The Advisor

The Advisor, Security Investors, LLC, which operates under the name “Guggenheim Investments” is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of each Fund since its inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund’s investment program. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities.

In addition, with the exception of one portfolio manager, Mr. Larry Shank, the same team of portfolio managers is responsible for the day-to-day management of the Acquired Fund and the Acquiring Fund. The portfolio management team responsible for managing the Acquiring Fund includes Mr. Shank, who was recently promoted to the portfolio manager position in May 2012. On a day-to-day basis, Messrs. Michael P. Byrum, Michael J. Dellapa, and Ryan Harder are jointly and primarily responsible for the management of the Acquired Fund, and on a day-to-day basis, Messrs. Byrum, Dellapa, Harder, and Shank are jointly and primarily responsible for the management of the Acquiring Fund. Biographical information for each portfolio manager is listed below.

Michael P. Byrum, CFA, Senior Vice President – Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with the Advisor since it was founded in 1993. During this time, he has played a key role in the development of the firm’s investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternatives Funds. Mr. Dellapa joined the Advisor in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer

Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became a Portfolio Manager. Prior to joining the Advisor, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternatives Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Larry Shank, CFA, CAIA, Portfolio Manager – Mr. Shank joined the Advisor in 2001 as a Research Analyst. As a Research Analyst, Mr. Shank was responsible for performing quantitative research on multiple asset classes, and was promoted to Portfolio Manager in December 2007. On a day-to-day basis, he is responsible for researching, developing and managing the strategies employed by the Multi-Hedge Strategies Fund. Mr. Shank graduated summa cum laude with a B.S. degree in Finance from the Massachusetts College of Liberal Arts. He also holds an M.B.A. from the Tepper School of Business – Carnegie Mellon University and an M.S. in Mathematics and Statistics from Georgetown University. Mr. Shank also is a member of the CFA Society of Washington.

The Acquired Fund and Acquiring Fund SAI provides additional information about the portfolio managers’ compensation, management of other accounts, and ownership of Acquired Fund and Acquiring Fund shares, and may be requested free of charge by calling 1-800-820-0888 or 301-296-5100.

Investment Advisory Arrangements

The Advisor has entered into an investment advisory agreement with the Trust pursuant to which it provides advisory services to both the Acquired Fund and the Acquiring Fund. As a result, aside from the fee arrangements, the terms of the advisory agreement are identical with respect to both Funds.

Acquired Fund. Pursuant to the terms of the investment advisory agreement between the Trust and the Advisor, the Acquired Fund does not pay the Advisor an annual investment advisory fee. This arrangement was agreed upon, in large part, because the Acquired Fund is a “fund of funds” that primarily invests in other affiliated funds that are advised by the Advisor and which pay the Advisor an advisory fee for such advisory services. In addition, as part of its agreement with the Trust, the Advisor pays all expenses of the Acquired Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, “Acquired Fund Fees and Expenses”, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, “Short Sales Dividend and Interest Expense” and extraordinary expenses.

Acquiring Fund. Pursuant to the terms of the investment advisory agreement between the Trust and the Advisor, the Acquiring Fund pays the Advisor an annual fee of 1.15% of the average daily net assets of the Fund. The Advisor has contractually agreed to pay all operating expenses of the Acquiring Fund, excluding interest, taxes, “Acquired Fund Fees and Expenses”, brokerage commissions and other expenses incurred in place orders for the purchase and sale of securities and other instruments, “Short Sales Dividend and Interest Expense”, extraordinary expenses, and distribution fees and expenses paid by the Acquiring Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

As previously noted, as part of its principal investment strategy, the Acquiring Fund may invest up to 25% of its total assets in the Subsidiary. The Advisor is responsible for the selection of the Subsidiary’s investments and the administration of the Subsidiary’s investment program pursuant to a separate investment advisory agreement between the Advisor and the Subsidiary. Under the advisory agreement, the Advisor provides the Subsidiary with the same type of management, under the same terms, as are provided to the Acquiring Fund. The Subsidiary pays the Advisor an advisory fee at an annualized rate based on the average daily net assets of the Subsidiary’s portfolio of 1.15%. However, in a separate agreement between the Advisor and the Trust, on behalf of the Acquiring Fund, the Advisor has contractually agreed to waive the management fee it receives from the Acquiring Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Acquiring Fund invests in the Subsidiary, and may not be terminated or amended by the Advisor unless the Advisor obtains the prior approval of the Acquiring Fund’s Board for such termination or amendment. The rate of the management fee paid directly or indirectly by the Acquiring Fund is calculated by aggregating the fees paid to the Advisor by the Acquiring Fund (after waivers) and the Subsidiary, and may not increase without the prior approval of the Board and a majority of the Acquiring Fund’s shareholders.

The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services it receives, which are specific to the Subsidiary and not duplicative of services provided to the Acquiring Fund. The Acquiring Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Acquiring Fund’s assets. Further, as described above, the Advisor has contractually agreed to waive the management fee it receives from the Acquiring Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. Therefore, it is expected that the Acquiring Fund’s investment in the Subsidiary also will not result in the Fund paying duplicative management fees.

The Advisor bears all of its own costs associated with providing advisory services to the Acquiring Fund and the Acquired Fund, as well as the expenses of the members of the Board who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor’s parent company, Guggenheim Capital, LLC and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board’s August 2011 approval of the investment advisory agreement, with respect to the Funds, is available in the December 31, 2011 Annual Report to Shareholders, which covers the period January 1, 2011 to December 31, 2011.

Other Service Providers

The Acquired Fund and the Acquiring Fund receive services and administrative support from the same service providers, which are listed below.

Transfer Agent:	Rydex Fund Services, LLC 805 King Farm Boulevard Suite 600 Rockville, Maryland 20850
Custodian:	U.S. Bank, N.A. 425 Walnut Street Cincinnati, Ohio 45202
Administrator:	Rydex Fund Services, LLC 805 King Farm Boulevard Suite 600 Rockville, Maryland 20850
Distributor:	Rydex Distributors, LLC 805 King Farm Boulevard Suite 600 Rockville, Maryland 20850
Independent Registered Public Accounting Firm:	Ernst & Young LLP 8484 Westpark Drive McLean, Virginia 22102

Distribution Arrangements

Each Fund has adopted an Investor Services Plan that allows the Distributor directly, or indirectly through other service providers determined by the Distributor (“Service Providers”), to provide investor services to owners of variable contracts or variable insurance policies who, indirectly through insurance company separate accounts, invest in shares of the Funds (“Investors”). Investor services include some or all of the following: printing Fund prospectuses and statements of additional information and mailing them to Investors or to financial advisers who allocate funds for investments in shares of the Funds on behalf of Investors (“Financial Advisors”); forwarding communications from the Funds to Investors or Financial Advisors, including proxy solicitation material and annual and semiannual reports; assistance in facilitating and processing transactions in shares of the Funds in connection with strategic or tactical asset allocation investing; assistance in providing the Funds with advance information on strategic and tactical asset allocation trends and anticipated investment activity in and among the Funds; assisting Investors who wish or need to change Financial Advisors; and providing support services to Financial Advisors, including, but not limited to: (a) providing Financial Advisors with updates on policies and procedures; (b) answering questions of Financial Advisors regarding the Funds’ portfolio investments; (c) providing performance information to Financial Advisors regarding the Funds; (d) providing information to Financial Advisors regarding the Funds’ investment objectives; (e) providing investor account information to Financial Advisors; and (f) redeeming Fund shares, if necessary, for the payment of Financial Advisor fees.

For these services, the Trust compensates the Distributor at an annual rate not exceeding 0.25% of the Funds’ average daily net assets. The Distributor is authorized to use its fee to compensate Services Providers for providing Investor services. The fee will be paid from the assets of the Funds and will be calculated and accrued daily and paid within fifteen days of the end of each month.

The Acquired Fund and the Acquiring Fund and their affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of Funds.

Purchase, Redemption and Valuation of Shares

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance policies and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund’s NAV calculated as of that same day.

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). On any day that the NYSE closes early, or the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

Dividends and Distributions; Tax Information; Frequent Trading; Portfolio Holdings Disclosure Policy

Dividends and Distributions

Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund’s record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board believes that such a distribution would be in the best interests of the shareholders of the Fund.

Valuation Policies

The valuation procedures of the Acquired Fund and the Acquiring Fund are identical. However, because the Acquired Fund is structured as a “fund of funds”, it generally values shares of its underlying funds at their NAV. For investments other than underlying funds, each Fund calculates its NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders. Each Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early – such as on days in advance of holidays generally observed by the NYSE – the Funds will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund SAI.

In calculating NAV, the Funds generally value their investment portfolios based on the market price of the securities as of the time the Funds determine NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value as determined in good faith using methods approved by the Board. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund’s NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.

The Acquiring Fund’s Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of the Subsidiary’s shares will fluctuate with the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

Tax Information

For both the Acquired Fund and the Acquiring Fund, the tax consequences of your investment in a Fund depends on the provisions of the annuity life or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which your Fund shares are offered.

Frequent Trading

The Acquired Fund and the Acquiring Fund are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Acquired Fund and the Acquiring Fund.

The Funds’ access to information about individual shareholder transactions made through omnibus arrangements is often unavailable or severely limited. Because the Funds are sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Funds expect that all shares of the Funds will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Funds’ ability to prevent frequent trading of the Funds will be solely dependent on the ability and willingness of the various insurance companies to assist in its prevention. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

Portfolio Holdings Disclosure Policies

The Acquired Fund and the Acquiring Fund are subject to the same Portfolio Holdings Disclosure policies and procedures. The Fund SAI contain a description of the Acquiring Fund’s and Acquired Fund’s policies and procedures, respectively, with respect to the disclosure of its portfolio holdings. The Fund SAI is available on the Funds’ website, rydex-sgi.com or by calling or writing the Funds. The Fund SAI also may be obtained electronically from the SEC’s website (www.sec.gov).

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

The purpose of the special meeting of shareholders of the Acquired Fund to be held on June 29, 2012 (such special meeting and any adjournment or postponement thereof, the “Special Meeting”) is set forth in the accompanying Notice and discussed elsewhere in this Combined Prospectus and Proxy Statement. The Special Meeting will be held at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, at 11:00 a.m., Eastern Time. The Acquired Fund Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, the persons named on the enclosed proxy card as proxies will vote on such matters according to their best judgment and in the interests of the Acquired Fund.

The Acquired Fund’s Board is soliciting the proxies related to this Combined Prospectus and Proxy Statement. The votes of shareholders of the Acquiring Fund are not being solicited since their approval is not required in order to effect the Reorganization. This Combined Prospectus and Proxy Statement and the enclosed proxy card are expected to be mailed on or about June 6, 2012 to shareholders of record at the close of business on the Record Date. On the Record Date, 370,893.2 shares of the Acquired Fund were outstanding and entitled to vote.

Voting and Solicitation Information

Each share of the Acquired Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Acquired Fund shareholders of record as of the Record Date may vote by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope. Shareholders may also vote by telephone or through the internet.

The solicitation of proxies will be largely by mail. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Advisor or its affiliates, without extra pay. Such solicitations may be by telephone, through the Internet, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Advisor has also retained The Altman Group, who specializes in proxy solicitation to assist with the proxy solicitation process (tabulation, printing and mailing and, if necessary, solicitation), the collection of proxies, and with any necessary follow-up. The Advisor may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The cost of the solicitation, including (a) printing and mailing of this Combined Prospectus and Proxy Statement, (b) the maintenance of the Internet web site relating to this proxy solicitation, (c) payment to The Altman Group for tabulation, printing and mailing services (the amount of which is anticipated to range from approximately $5,185 to $5,253), including solicitations to submit proxies by telephone, and (d) the costs of holding the Special Meeting will be borne by the Advisor or its affiliates.

Quorum and Proxies

In order to hold the Special Meeting, a “quorum” of shareholders of the Acquired Fund must be present. Holders of one-third (33 1/3%) of the total number of shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Plan and for the purpose of transacting any other business which may come before the Special Meeting. Approval of the Reorganization requires a majority vote of the Acquired Fund’s voting securities that are present in person or by proxy at the Special Meeting.

The insurance companies that issued your variable annuity contract or variable life insurance policy are required to request voting instructions from contract owners and must vote all Acquired Fund shares held by the insurance companies in proportion to the voting instructions received. This method of voting is sometimes referred to as proportional voting. Because of proportional voting, a small number of contract owners could determine the outcome of the vote with respect to the Reorganization.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time without further notice other than by announcement to be given at the Special Meeting until a quorum is met. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Combined Prospectus and Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Any person voting by proxy has the power to revoke such proxy at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Acquired Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.

Share Ownership of the Funds

As of the close of business on the Record Date, the officers and trustees of the Trust owned less than 1% of each of the Acquiring Fund’s and Acquired Fund’s outstanding shares.

The table in Exhibit B sets forth, as of the close of business on the Record Date, the persons who owned, to the knowledge of management, more than 5% of the outstanding shares of the Acquiring Fund and the Acquired Fund.

Other Matters

The Acquired Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders, if any, should send their written proposals to Rydex Variable Trust, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, so that the proposals are received within a reasonable time before any such meeting.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS MAY ALSO VOTE BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET.

By Order of the Board of Trustees

June 6, 2012

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

MULTI-HEDGE STRATEGIES FUND

INVESTMENT OBJECTIVE – The Multi-Hedge Strategies Fund (the “Fund”) seeks long-term capital appreciation with less risk than traditional equity funds.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund also should refer to the variable insurance contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary	1.26%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	1.29%
Other Expenses of the Fund	0.02%
Other Expenses of the Subsidiary*	0.00%
Short Sales Dividend and Interest Expense	1.27%
Acquired Fund Fees and Expenses	0.19%
Total Annual Fund Operating Expenses**	2.74%
Fee Waiver***	0.11%
Total Annual Fund Operating Expenses After Fee Waiver**	2.63%

*	Other Expenses of the Subsidiary were less than 0.01% for the fiscal year ended December 31, 2011.
**	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
***	The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$266	$817	$1,395	$2,964

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 397% of the average value of its portfolio. However, the Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds. The allocation to these strategies is based on a proprietary evaluation of their risk and return characteristics. These investment strategies include, but are not limited to:

Long/Short Equity – Pursuant to a long/short equity investment strategy, portfolio managers seek to profit from investing on both the long and short sides of equity markets;

Equity Market Neutral – Pursuant to an equity market neutral investment strategy, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements;

Fixed Income Strategies – Pursuant to fixed income long and short investment strategies, portfolio managers seek to profit from relationships between different fixed income securities or fixed income and equity securities; and leveraging long and short positions in securities that are related mathematically or economically;

Merger Arbitrage – Pursuant to a merger arbitrage investment strategy, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition; and

Global Macro – Pursuant to a global macro strategy, portfolio managers seek to profit from changes in currencies, commodity prices, and market volatility.

Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions.

The Fund may use moderate leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund’s use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.

The Fund may be long or short in a broad mix of financial assets including small, mid, and large-capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts (“ADRs”), exchange-traded funds (“ETFs”), and corporate debt. Certain of the Fund’s derivative investments may be traded in the over-the-counter (“OTC”) market. The Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Fund also may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary is advised by the Advisor, and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the Investment Company Act of 1940 (the “1940 Act”). The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund’s investment in commodity-related investment products may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder’s interest in the Fund.

COUNTERPARTY CREDIT RISK – The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund’s investment.

CURRENCY RISK – The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. While the majority of the Fund’s derivative investments will be used to obtain exposure to the commodities markets, certain of the Fund’s derivative investments will be employed to hedge risk and limit leveraged exposure. There is no guarantee that such hedging strategies will be effective at managing risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund’s investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

FIXED INCOME RISK – The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may indirectly affect the Fund and cause the value of the Fund to decrease. In addition, the Fund’s investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HIGH YIELD RISK – The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses.

INVESTMENT IN THE SUBSIDIARY RISK – The Subsidiary is not registered under the 1940 Act and, unless otherwise noted herein, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to shareholders of registered investment companies. By investing in the Subsidiary, the Fund is exposed to the risks of the Subsidiary’s investments, which in turn will be exposed primarily to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Because such instruments are an integral part of the Fund’s investment strategy, the use of such instruments may expose the Fund to potentially dramatic losses or gains in the value of its portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. While the Fund only intends to invest in liquid futures, options, forwards and swap contracts, under certain market conditions, such as when the market makes a “limit move,” it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK – Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

PORTFOLIO TURNOVER RISK – The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

REPURCHASE AGREEMENT RISK – The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TAX RISK – The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Fund invests in such instruments directly, it intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income), to ensure its continued ability to qualify as a regulated investment company. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index and the HFRX Global Hedge Fund Index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below does not reflect fees and expenses of any variable contract that may use the Fund as its underlying investment and would be lower if it did. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.
[Insert Bar Chart]
2006	6.64%
2007	3.84%
2008	-18.72%
2009	-3.28%
2010	6.18%
2011	3.38%

Highest Quarter Return		Lowest Quarter Return
(quarter ended 9/30/2010)	4.91%	(quarter ended 12/31/2008)	-10.74%

AVERAGE ANNUAL TOTAL RETURN (for periods ended December 31, 2011)

	Past 1 Year	Past 5 Years	Since Inception (09/19/2005)
Multi-Hedge Strategies Fund	3.38%	-2.17%	-0.61%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.47%
HFRX Global Hedge Fund Index* (reflects no deduction for fees, expenses or taxes)	-8.92%	-2.77%	-0.61%

*	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

MANAGEMENT

INVESTMENT ADVISOR – Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum, CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•	Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with the Advisor since 2000.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

•	Larry Shank, CFA, CAIA, Portfolio Manager. Mr. Shank has been associated with the Advisor since 2001.

PURCHASE AND SALE OF FUND SHARES – Shares of the Fund are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund’s NAV per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION – The tax consequences of your investment in the Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUND

Rydex Variable Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios, or funds.

Shares of the Fund are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Advisor develops and implements investment strategies designed to achieve the Fund’s objective. Quantitative and qualitative inputs are used to determine the optimal mix of strategies for the Fund. The Advisor places particular emphasis on controlling risk relative at the Fund and strategy level.

The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments.

While the Fund seeks to target return characteristics similar to those achieved by certain hedge fund strategies, the Fund is a registered investment company and, thus, is subject to the comprehensive regulatory scheme of the 1940 Act and other federal securities laws. As a result, the Fund is not permitted to engage in certain investment activities to the same extent as hedge funds, such as borrowing and leverage and, therefore, may seek to achieve its investment objective through the use of investment techniques that differ from those employed by hedge funds.

Based on market observations and internal and external research, the Advisor employs directional and non-directional strategies which can be categorized into traditional hedge fund styles, including but not limited to Equity Long/Short, Equity Market Neutral, Global Macro, Merger Arbitrage, and Fixed Income Strategies. These strategies are then combined with the objective of creating returns which are differentiated from those of traditional equities and bonds over longer time periods. The Advisor utilizes several proprietary quantitative models and market insights to allocate between its investment strategies with the intent of generating capital appreciation while managing risk.

Directional and Non-Directional Positions

A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market. For example, the Advisor may use S&P 500® futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund will predominately have a long exposure to directional positions. There may be times that the Fund will have a short exposure to directional positions. The Fund uses some, or all, of the following directional positions:

•	An Equities position involves investing in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

•	A Fixed Income position involves investing in a portfolio that buys a basket of U.S. government securities or bond futures.

•	A Directional Commodity trade involves investing in precious metals, livestock, grains, and other basic goods or materials.

•	A Directional Currency trade consists of purchasing or selling a basket of foreign currencies against the U.S. dollar.

•	A Covered Call Options position involves investing in written call options on underlying securities which the Fund already owns.

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A Long Options position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

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A Volatility Arbitrage Spread trade involves trading volatility/variance futures or swaps which provide a return based on the difference between the implied volatility in the marketplace at the time of sale and the subsequently realized market volatility. The swap is structured to include protection against extreme movements in market volatility.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund will predominately have a long exposure to non-directional positions. There may be times that the Fund will have a short exposure to non-directional positions. The Fund uses some, or all, of the following non-directional positions:

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A Market Neutral Value position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

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A Market Neutral Growth position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

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A Market Neutral Momentum position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

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A Market Neutral Capitalization position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

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A Market Neutral Illiquidity Premium trade involves purchasing a basket of illiquid securities which may include, but is not limited to, closed-end funds and shorting a basket of more liquid stocks against them. The portfolio is structured to minimize market exposure.

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A Merger Arbitrage Spreads position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

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A Duration Neutral Term Spreads position involves investing in long 10-year U.S. government securities and simultaneously selling short 2-year U.S. government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

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A Duration Neutral Default Spreads position involves investing in a basket of corporate bonds and simultaneously selling short U.S. government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

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A Convertible Arbitrage Spread involves purchasing a basket of convertible bonds and simultaneously selling short associated equities against them. The portfolio is structured in such a way as to minimize equity and credit market exposure.

•	A Currency Spread trade involves purchasing a basket of high yielding currencies and selling short a basket of low yielding currencies against it. The portfolio is structured to be dollar neutral.

Investment in the Subsidiary – The Fund may invest in the Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to the Fund and subject to the limits on leverage imposed by the 1940 Act. For more information about applicable federal tax requirements, please see “Dividends, Distributions and Additional Tax Information.”

It is expected that the Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary is considered to be a commodity pool, but due to the Subsidiary’s and the Advisor’s reliance on available exemptions from the Commodity Exchange Act, the Commodity Futures Trading Commission (“CFTC”) has not passed upon the merits on an investment in the Fund or the Subsidiary, nor has the CFTC passed on the adequacy of the Fund Prospectus.

The Advisor will consider whether it is more advantageous for the Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of the Fund’s investment in the Subsidiary will vary based on the Advisor’s use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary.

To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Fund) and will follow the same compliance policies and procedures as the Fund. The Subsidiary is managed by the Advisor and the Subsidiary is overseen by its own board of directors. However, because the Fund is the sole shareholder in the Subsidiary, the Fund’s Board of Trustees has direct oversight over the Fund’s investments in the Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities.

For more information about the operation and management of the Fund’s Subsidiary, please see “Investment Policies, Techniques, and Risk Factors” in the Fund’s Statement of Additional Information dated May 1, 2012, as amended from time to time for more information about the operation and management of the Subsidiary.

PRINCIPAL INVESTMENT RISKS

The following section provides additional information regarding the principal risks summarized under “Principal Risks” in the Fund Summary.

CAPITALIZATION SECURITIES RISK – The Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large, mid or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund’s portfolio may underperform other segments of the equity market or the equity market as a whole. If the Fund has net short exposure to the components in its portfolio, it is subject to the risk that the predominate capitalization range represented in its portfolio may outperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund’s investments in commodity-linked derivatives are subject to a substantial risk of loss. When the Fund purchases or sells a commodity futures contract, sells a commodity option or engages in off-exchange foreign currency trading, it may sustain a total loss of the initial margin or other monies posted by the Fund to establish or maintain its position. If the market moves against the Fund’s position, it may be required to post additional monies to maintain its position, which also are subject to total loss. If the Fund chooses not to post additional monies to maintain a position, it may be forced to liquidate the position at a loss. The Fund’s investment in commodity-related investment products may lead to substantial losses, which can significantly and adversely affect the NAV of the Fund and, consequently, a shareholder’s interest in the Fund.

INDEX-LINKED AND COMMODITY-LINKED “STRUCTURED” SECURITIES – The Fund invests in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices, such as the S&P Diversified Trends Indicator or S&P GSCITM Commodity Index. These are “commodity-linked” or “index-linked” securities. They are sometimes referred to as “structured securities” because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

COUNTERPARTY CREDIT RISK – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Advisor considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Advisor regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with. Swap agreements also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund’s investment.

To the extent the Fund’s financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

CREDIT DEFAULT SWAP RISK – The Fund may enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

CURRENCY RISK – The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in sovereign debt levels and trade deficits; domestic and foreign inflation and interest rates and investors’ expectations concerning those rates; currency exchange rates; investment and trading activities of other funds, including hedge funds and currency funds; and global or regional political, economic or financial events and situations and the imposition of currency controls or other political developments in the U.S. or abroad. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They also may be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a CFTC-approved futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund’s use of futures and options contracts include:

•	The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•	There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

•

Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

•	Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•

Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

EMERGING MARKETS RISK – The Fund may invest in emerging markets. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

FIXED INCOME RISK – The Fund may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, that are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

HIGH YIELD RISK – The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

INVESTMENT IN INVESTMENT COMPANIES RISK – The Fund may purchase shares of investment companies, such as ETFs, mutual funds, unit investment trusts, and closed-end investment companies, which may trade at discount to their NAV, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost efficient alternative to investing directly in securities. When the Fund invests in an investment company, including affiliated underlying funds, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, not subject to the regulatory scheme of the 1940 Act.

EXCHANGE-TRADED FUND (ETF) RISK – The Fund may invest in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the 1940 Act. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

INVESTMENT IN THE SUBSIDIARY RISK – The Fund may invest in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary is not registered under the 1940 Act and, unless otherwise noted herein, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the

Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investments in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary’s portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

LEVERAGING RISK – The Fund may invest in leveraged instruments in pursuit of its investment objective. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see “Calculating NAV.”

MARKET RISK – The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, also is affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities and other financial instruments may fluctuate drastically from day to day.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK – Certain of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

PORTFOLIO TURNOVER RISK – The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

REPURCHASE AGREEMENT RISK – The Fund will enter into repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund will enter into repurchase agreements only with counterparties that the Advisor believes present acceptable credit risks, and the collateral securing the repurchase agreements generally will be limited to U.S. government securities and cash. If the market value of the underlying obligations of a repurchase agreement declines, the counterparty must provide additional collateral so that at all times the value of the collateral is greater than the repurchase price of the underlying obligations. Nonetheless, should a counterparty become insolvent or otherwise default, there could be a delay before the Fund is able to liquidate the collateral, which would subject the collateral and the Fund to market risk during that period.

SHORT SALES RISK – Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund also is required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. The Fund’s investment performance also may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

TAX RISK – In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income (“qualifying income”), which is described in more detail in the Fund’s Statement of Additional Information. As noted under “Commodity-Linked Derivative Investment Risk” above, the Fund gains most of its exposure to the commodities markets through investment in the Subsidiary, which may invest in commodity-linked derivative instruments and other similar instruments. The Fund has received a private letter ruling issued by the Internal Revenue Service which concludes that the income attributable to the Fund’s investment in the Subsidiary will be “qualifying income.”

In July 2011, the Internal Revenue Service suspended the issuance of private letter rulings regarding the investment by registered investment companies in controlled foreign corporations which principally invest in commodities-linked derivative instruments. The Internal Revenue Service has indicated that it is reconsidering the position articulated in such private letter rulings and stated that it intends to issue public guidance regarding the use of controlled foreign corporations by registered investment companies to indirectly invest in commodities. Currently, it is not clear whether this guidance, if issued, will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as “qualifying income” for purposes of the regulated investment company qualification rules. The Internal Revenue Service, however, has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations will be prospective in application and provide for a transition period for affected registered investment companies. Nevertheless, the Fund is permitted to rely on the conclusion reached in the private letter ruling issued to it with respect to the operation of the Subsidiary until such time as the Internal Revenue Service revokes such rulings.

The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Fund invests in such instruments directly, the Fund will restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). If the Fund fails to meet the regulated investment company qualification tests, the Fund may be subject to corporate level taxes unless it is eligible for certain relief provisions under the Code. The payment of such taxes would likely negatively affect the returns on the Fund.

The Fund has also received a private letter ruling from the Internal Revenue Service concluding that certain commodities-linked notes held by the Fund will produce “qualifying income” for purposes of the regulated investment company qualification tests. The Advisor intends to conduct the Fund’s investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling.

TRADING HALT RISK – The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a “fair value” method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund’s Statement of Additional Information.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

The Advisor, Security Investors, LLC, is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, and serves as investment adviser of the Fund. The Advisor has served as the investment adviser of the Fund since its inception.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund’s investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2011, based on the average daily net assets for the Fund, as set forth below:

FUND	ADVISORY FEE
Multi-Hedge Strategies Fund	1.15%

The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short sales dividend and interest expense, and extraordinary expenses.

In addition, the Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary as discussed in more detail under “Management of the Subsidiary.” The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to insurance companies, broker-dealers and other financial institutions, including to the Advisor’s parent company, Guggenheim Capital, LLC and its affiliates, in connection with services provided to the Fund and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board’s August 2011 approval of the Fund’s investment advisory agreement is available in the December 31, 2011 Annual Report to Shareholders, which covers the period January 1, 2011 to December 31, 2011.

The Advisor may hire one or more sub-advisers to oversee the day-to-day activities of the Fund. The sub-advisers would be subject to the oversight of the Advisor. The Advisor and the Trust have obtained an exemptive order from the SEC that permits the Advisor, with the approval of the Independent Trustees of the Trust, to retain unaffiliated investment sub-advisers for the Fund without submitting the sub-advisory agreement to a vote of the Fund’s shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Advisor has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Advisor is not required to disclose fees paid to any sub-adviser retained pursuant to the order.

MANAGEMENT OF THE SUBSIDIARY

As with the Fund, the Advisor is responsible for the selection of the Subsidiary’s investments and the administration of the Subsidiary’s investment program pursuant to a separate investment advisory agreement between the Advisor and the Subsidiary. Under the advisory agreement, the Advisor provides the Subsidiary with the same type of management, under the same terms, as are provided to the Fund. The Subsidiary also has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Subsidiary will pay the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary’s portfolio, as follows:

SUBSIDIARY	ADVISORY FEE
MULTI-HEDGE STRATEGIES CFC	1.15%

As stated above, the Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund’s Board for such termination. The rate of the management fee paid directly or indirectly by the Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and the Subsidiary, and may not increase without the prior approval of the Board and a majority of the Fund’s shareholders. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives which are specific to the Subsidiary and not duplicative of services provided to the Fund. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets. Please see the Fund’s Statement of Additional Information for more information about the organization and management of the Subsidiary.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of investment professionals, and on a day-to-day basis, the four individuals listed below are jointly and primarily responsible for the management of the Fund.

Michael P. Byrum, CFA, Senior Vice President – Mr. Byrum has ultimate responsibility for the management of the Fund. In addition to generally overseeing all aspects of the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with the Advisor since it was founded in 1993. During this time, he has played a key role in the development of the firm’s investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternatives Funds. Mr. Dellapa joined the Advisor in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became a Portfolio Manager. Prior to joining the Advisor, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternatives Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Larry Shank, CFA, CAIA, Portfolio Manager – Mr. Shank joined the Advisor in 2001 as a Research Analyst. As a Research Analyst, Mr. Shank was responsible for performing quantitative research on multiple asset classes, and was promoted to Portfolio Manager in December 2007. On a day-to-day basis, he is responsible for researching, developing and managing the strategies employed by the Fund. Mr. Shank graduated summa cum laude with a B.S. degree in Finance from the Massachusetts College of Liberal Arts. He also holds an M.B.A. from the Tepper School of Business – Carnegie Mellon University and an M.S. in Mathematics and Statistics from Georgetown University. Mr. Shank also is a member of the CFA Society of Washington.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You also may redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request.

The Fund calculates its NAV by:

•	Taking the current market value of its total assets

•	Subtracting any liabilities

•	Dividing that amount by the total number of shares owned by shareholders

The Fund calculates NAV once each Business Day (as defined below) as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company’s transaction order processing rules, you should contact your insurance company directly. If the NYSE closes early – such as on days in advance of holidays generally observed by the NYSE – the Fund may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund’s Statement of Additional Information. These dates are listed in the Fund’s Statement of Additional Information.

In calculating NAV, the Fund generally values its investment portfolios based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of the Subsidiary’s shares will fluctuate with the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

To receive the current Business Day’s NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses, as the “Fund Fees and Expenses” table and “Example” information included in each Fund’s summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

Acquired Fund Fees and Expenses – As a shareholder in other investment companies, which may include other mutual funds, closed-end funds, and business development companies (the “Acquired Funds”), the Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” are based upon (i) the approximate allocation of the Fund’s assets among the Acquired Funds and (ii) the net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. “Acquired Fund Fees and Expenses” are not direct costs paid by Fund shareholders and do not affect the calculation of the Fund’s net asset value or the Fund’s cost of operations. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

Short Sales Dividend and Interest Expense – “Short Sales Dividend and Interest Expense” is incurred when the Fund short sells a security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate on an equity security, the coupon rate of a fixed income security, and interest expense associated with either, to the lender and records these as an expense of the Fund and reflects these expenses in its financial statements. However, any such dividend or interest expense on a security sold short generally has the effect of reducing the market value of the shorted security – thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short sale transaction. “Short Sales Dividend and Interest Expense” is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

Other Expenses – “Other Expenses” includes transfer agent fees, custodial fees, and accounting and legal expenses that the Subsidiary pays.

PURCHASING AND REDEEMING SHARES

Shares of the Fund are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a “Business Day”). On any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Fund reserves the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of the Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund’s NAV calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. Guggenheim Investments may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund’s access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. Because the Fund is sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Fund expects that all shares of the Fund will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Fund’s ability to prevent frequent trading of the Fund will be solely dependent on the ability and willingness of the various insurance companies to assist in its prevention. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund’s record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of the Fund.

TAXES

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the Fund’s Statement of Additional Information. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that the Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

The tax information that follows is generally applicable to the Fund, but may not be applicable to your investment in the Fund through variable annuity or variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income (“qualifying income”), which is described in more detail in the Fund’s Statement of Additional Information. As noted under “Commodity-Linked Derivative Investment Risk,” the Fund gains most of its exposure to the commodities markets through investment in the Subsidiary, which may invest in commodity-linked derivative instruments and other similar instruments. The Fund has received a private letter ruling issued by the Internal Revenue Service which concludes that the income attributable to the Fund’s investment in the Subsidiary will be “qualifying income.”

In July 2011, the Internal Revenue Service suspended the issuance of private letter rulings regarding the investment by registered investment companies in controlled foreign corporations which principally invest in commodities-linked derivative instruments. The Internal Revenue Service has indicated that it is reconsidering the position articulated in such private letter rulings and stated that it intends to issue public guidance regarding the use of controlled foreign corporations by registered investment companies to indirectly invest in commodities. Currently, it is not clear whether this guidance, if issued, will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as “qualifying income” for purposes of the regulated investment company qualification rules. The Internal Revenue Service, however, has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations will be prospective in application and provide for a transition period for affected registered investment companies. Nevertheless, the Fund is permitted to rely on the conclusion reached in the private letter ruling issued to it with respect to the operation of the Subsidiary until such time as the Internal Revenue Service revokes such rulings.

The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Fund invests in such instruments directly, the Fund will restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). If the Fund fails to meet the regulated investment company qualification tests, the Fund may be subject to corporate level taxes unless it is eligible for certain relief provisions under the Code. The payment of such taxes would likely negatively affect the returns on the Fund.

The Fund also has received a private letter ruling from the Internal Revenue Service concluding that certain commodities-linked notes held by the Fund will produce “qualifying income” for purposes of the regulated investment company qualification tests. The Advisor intends to conduct the Fund’s investments in commodity-linked notes in a manner consistent with the terms and conditions of these private letter rulings. See “Dividends, Distributions and Taxes – Tax Implications of the Investment in the Subsidiaries” in the Fund’s Statement of Additional Information.

If the Fund fails to satisfy the qualifying income in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to the Fund for any year in which it fails to qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Fund’s 2011 Annual Report. The information for the year ended December 31, 2007 was audited by a predecessor independent registered public accounting firm. The 2011 Annual Report is available upon request and without charge by calling 1-800-820-0888.

	Year Ended December 31, 2011[a]	Year Ended December 31, 2010[a]	Year Ended December 31, 2009[a]	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data:
Net asset value, beginning of period	$21.30	$20.06	$20.97	$25.95	$26.20

Income (loss) from investment operations:
Net investment income (loss)[b]	(.21)	(.37)	(.19)	.16	.74
Net gain (loss) on investments (realized and unrealized)	.91	1.61	(.50)	(5.02)	.27

Total from investment operations	.70	1.24	(.69)	(4.86)	1.01

Less distributions from:
Net investment income	—	—	(.22)	(.12)	(1.00)
Net realized gains	—	—	—	—	(.26)

Total distributions	—	—	(.22)	(.12)	(1.26)

Net asset value, end of period	$22.00	$21.30	$20.06	$20.97	$25.95

Total Return[c]	3.38%	6.18%	(3.28%)	(18.72%)	3.84%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$18,608	$17,637	$25,563	$33,022	$31,437

Ratios to average net assets:
Net investment income (loss)	(0.96%)	(1.83%)	(0.95%)	0.67%	2.72%
Total expenses[d]	2.55%	3.39%	1.87%	1.81%	1.69%
Net expenses[e]	2.44%	3.26%	1.84%	1.81%	1.69%
Operating expenses[f]	1.17%	1.17%	1.15%	1.15%	1.17%

Portfolio turnover rate	397%	845%	1,074%	1,447%	421%

a	Consolidated.
b	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
c	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
d	Does not include expenses of the underlying funds in which the Fund invests.
e	Net expense information reflects the expense ratios after expense waivers.
f	Operating expenses exclude interest and dividend expense from securities sold short.

EXHIBIT A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION, dated as of                      (the “Agreement”), has been adopted by the Board of Trustees of Rydex Variable Trust, a Delaware statutory trust (the “Trust”) to provide for the reorganization of its Alternative Strategies Allocation Fund (the “Acquired Fund”) into its Multi-Hedge Strategies Fund (the “Acquiring Fund”). Security Investors, LLC (the “Advisor”) joins this Agreement solely for purposes of Section 10. The Acquired Fund and the Acquiring Fund are sometimes referred to collectively, as the “Funds” and individually, as a “Fund.”

PRELIMINARY STATEMENTS

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each of the Acquired Fund and the Acquiring Fund is a separate series of the Trust.

The Board of Trustees (the “Board”) of the Trust has determined that the Reorganization (as defined below) is in the best interests of each Fund and that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization.

The parties hereto agree to effect the transfer of all of the assets of the Acquired Fund solely in exchange for (a) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and (b) shares of the Acquiring Fund followed by the distribution, at the Effective Time (as defined in Section 6 of this Agreement), of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund on the terms and conditions in this Agreement (the “Reorganization”). Shares of the Acquiring Fund that are given in exchange for the assets of the Acquired Fund and the assumption of liabilities are referred to as the “Acquiring Fund Shares,” and the shares of the Acquired Fund that are held by the holders of such shares at the Effective Time are referred to as the “Acquired Fund Shares.” For purposes of this Agreement, the term “Acquiring Fund Shares” refers to all share classes of the Acquiring Fund.

The Reorganization is intended to be a tax-free “reorganization” within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This means that it is intended that shareholders of the Acquired Fund will become shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes. This also means that the Reorganization is intended to be tax-free with respect to the Acquiring Fund for federal income tax purposes.

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AGREEMENTS

The parties to this Agreement covenant and agree as follows:

1. Plan of Reorganization. At the Effective Time, the Acquired Fund shall assign, deliver and otherwise transfer all of its assets and good and marketable title to those assets, free and clear of all liens, encumbrances and adverse claims, and assign its liabilities to the Acquiring Fund.

The Acquiring Fund shall acquire all of the assets, and shall assume all of the liabilities, of the Acquired Fund, in exchange for delivery to the Acquired Fund by the Acquiring Fund of a number of its Acquiring Fund Shares (both full and fractional) equivalent in value to the Acquired Fund Shares outstanding immediately prior to the Effective Time. The assets and liabilities of the Acquired Fund shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations and duties of the Acquired Fund, shall, after the Effective Time, attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund. If the Acquired Fund is unable to make delivery of any of its portfolio securities pursuant to this Section to the Acquiring Fund for the reason that any of such securities purchased by the Acquired Fund have not yet been delivered to it by the Acquired Fund’s broker or brokers, then in lieu of such delivery, the Acquired Fund shall deliver to the Acquiring Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund, including brokers’ confirmation slips.

2. Transfer of Assets. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill and intangible property, and deferred or prepaid expenses as set forth in the Acquired Fund’s Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund, and any other property owned by the Acquired Fund at the Effective Time.

3. Liquidation and Termination of the Acquired Fund. At the Effective Time, the Acquiring Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Effective Time in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of Acquiring Fund Shares equal in value to the Acquired Fund Shares held by that shareholder. This liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of record of the Acquired Fund and representing the respective number of Acquiring Fund Shares due that shareholder. Following the complete liquidation of the Acquired Fund, all shares of the Acquired Fund shall then be cancelled on the books of the Acquired Fund. Officers of the Trust shall make all necessary filings, if any, with the Securities and Exchange Commission (“SEC”) and other governmental entities to effectuate the termination of the Acquired Fund under the 1940 Act and Delaware law.

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4. Conditions of the Reorganization. The consummation of this Agreement is subject to the following conditions:

(a) Shares to be Issued upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization (i) have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable, and (ii) will be duly registered in conformity with applicable federal and state securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant, or preemptive right of subscription or purchase with respect to the Acquiring Fund’s Shares.

(b) Marketable Title to Assets. The Acquired Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Fund. Upon delivery and payment for these assets, the Acquiring Fund will have good and marketable title to the assets without restriction on the transfer of the assets free and clear of all liens, encumbrances and adverse claims.

(c) Liabilities. Each Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its most recent statement of assets and liabilities and those incurred in the ordinary course of the Fund’s business as an investment company since the date of its most recent statement of assets and liabilities.

(d) Taxes. As of the Effective Time, all federal and other tax returns and reports of each Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

(e) The Trust shall have received an opinion of Morgan, Lewis & Bockius LLP, counsel to both Funds, regarding the transaction, in a form reasonably satisfactory to the Trust, and dated as of the Effective Time, to the effect that:

(1) each Fund is a separate series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

(2) the shares of the Acquired Fund issued and outstanding at the Effective Time are legally issued, fully paid and non-assessable under the laws of the State of Delaware by the Acquired Fund;

(3) the shares of the Acquiring Fund issued and outstanding at the Effective Time are legally issued, fully paid and non-assessable under the laws of the State of Delaware by the Acquiring Fund and the Acquiring Fund Shares to be delivered to the Acquired Fund, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of

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this Agreement, will be legally issued, fully paid and non-assessable under the laws of the State of Delaware by the Acquiring Fund, and no shareholder of the Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof based on a review of the Trust’s Agreement and Declaration of Trust and Bylaws and otherwise to such counsel’s knowledge;

(4) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Agreement and Declaration of Trust or Bylaws of the Trust or any material agreement known to such counsel to which the Trust, on behalf of the Funds, is a party or by which it is bound;

(5) to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the “1933 Act”), state securities laws, the 1940 Act, the rules and regulations under those statutes and such as may be required under state securities laws, rules and regulations; and

(6) the Trust is registered with the SEC as an investment company under the 1940 Act and such registration is in full force and effect.

Such opinion: (i) shall state that while such counsel has not verified, and is not passing upon and does not assume responsibility for, the accuracy, completeness, or fairness of any portion of the registration statement on Form N-14, or any amendment thereof or supplement thereto (the “Registration Statement”) relating to the Reorganization, such counsel has generally reviewed and discussed certain information included therein with respect to the Funds with certain officers of the Trust and that in the course of such review and discussion no facts came to the attention of such counsel that caused counsel to believe that, on the respective effective or clearance dates of the Registration Statement, and only insofar as the facts relate to the Funds, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to the Funds contained or incorporated by reference in the Registration Statement; and (iii) shall state that such opinion is solely for the benefit of the Trust and its Board and officers.

In giving such opinion, Morgan, Lewis & Bockius LLP may rely upon officers’ certificates and certificates of public officials.

5. Further Conditions Precedent to Obligations of the Acquired Fund and the Acquiring Fund. The obligations of the Acquired Fund and the Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions as of the Effective Time:

(a) The Board, on behalf of each of the Acquired Fund and Acquiring Fund, shall have approved this Agreement.

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(b) Any authority from the SEC as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

(c) The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(d) The Acquiring Fund has filed all documents and paid all fees required to permit its shares to be offered to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

(e) The Board, at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Fund of Acquiring Fund Shares at the Effective Time in exchange for the assets of the Acquired Fund pursuant to the terms and provisions of this Agreement.

(f) Prior to the Effective Time, the Acquired Fund shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Effective Time, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Effective Time.

(g) The Funds shall have received a favorable opinion of Morgan, Lewis & Bockius LLP addressed to the Trust on behalf of the Acquiring Fund and the Acquired Fund substantially to the effect that with respect to the Acquired Fund and the Acquiring Fund for Federal income tax purposes:

(1) The Reorganization should constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(2) No gain or loss should be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund.

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(3) No gain or loss should be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution of Acquiring Fund Shares to shareholders of the Acquired Fund.

(4) No gain or loss should be recognized by the shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for Acquiring Fund Shares (including fractional shares to which they may be entitled).

(5) The aggregate tax basis of Acquiring Fund Shares received by each shareholder of the Acquired Fund (including fractional shares to which they may be entitled) should be the same as the aggregate tax basis of the Acquired Fund Shares exchanged.

(6) The holding period of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) should include the holding period of the Acquired Fund Shares surrendered in exchange therefore, provided that the Acquired Fund Shares were held as a capital asset as of the Effective Time.

(7) The tax basis of the assets of the Acquired Fund received by the Acquiring Fund should be the same as the tax basis of such assets to the Acquired Fund immediately prior to the exchange.

(8) The holding period of the assets of the Acquired Fund received by the Acquiring Fund should include the period during which such assets were held by the Acquired Fund.

(9) The Acquiring Fund should succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations), the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting or (ii) any shareholder of the Acquired Fund that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Morgan, Lewis & Bockius LLP may reasonably request, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8(g).

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6. Effective Time of the Reorganization. The exchange of the Acquired Fund’s assets for corresponding Acquiring Fund Shares shall be effective at 4:00 p.m., Eastern Time on July 13, 2012, or at such other time and date as fixed by the mutual consent of the parties (the “Effective Time”).

7. Termination. This Agreement and the transactions contemplated by this Agreement may be terminated and abandoned with respect to the Acquiring Fund or the Acquired Fund, without penalty, by resolution of the Board or at the discretion of any duly authorized officer of the Trust at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board or such officer, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Trust, the Board, or officers of the Trust.

8. Amendment and Waiver. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, that no amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Acquired Fund’s shareholders under this Agreement to the detriment of the Acquired Fund’s shareholders without their further approval. Furthermore, either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (this waiver must be in writing and authorized by the President or any Vice President of the Trust with or without the approval of either Fund’s shareholders).

9. Indemnification.

(a) The Acquiring Fund shall indemnify, defend and hold harmless the Acquired Fund, its Trustees, officers, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, arising from any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund, with respect to any claim asserted prior to the Effective Time, shall indemnify, defend and hold harmless the Acquiring Fund, its Trustees, officers, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, arising from any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. Fees and Expenses. Except as otherwise provided for herein, all expenses that are solely and directly related to the reorganization contemplated by this Agreement will be borne and paid by the Advisor. Such expenses include, without limitation, to the extent solely and directly related to the reorganization contemplated by this Agreement: (i) expenses incurred in

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connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund’s shareholders are resident as of the date of the mailing of the Combined Prospectus and Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; and (vii) legal fees. The Advisor agrees that all such fees and expenses so borne and paid, shall be paid directly by the Advisor (or an affiliate thereof) to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement will be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code.

11. Headings, Counterparts, Assignment.

(a) The section headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

(b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

(c) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, but no assignment or transfer of any rights or obligations shall be made by any party without the written consent of the other party. Nothing in this Agreement expressed or implied is intended nor shall be construed to confer upon or give any person, firm or corporation (other than the parties and their respective successors and assigns) any rights or remedies under or by reason of this Agreement.

12. Binding Nature of Agreement. As provided in the Trust’s Bylaws, as amended and supplemented to date, this Agreement was authorized by the Trustees of the Trust, on behalf of the Acquiring Fund and the Acquired Fund, as Trustees and not individually, and executed by the undersigned officers of the Trust, as officers and not individually. The obligations of this Agreement are not binding upon the undersigned officers, Trustees, shareholders, nominees or agents individually, but are binding only upon the assets and property of the Acquired Fund and the Acquiring Fund. Moreover, no series of the Trust shall be liable for the obligations of any other series of the Trust.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

RYDEX VARIABLE TRUST on behalf of Alternative Strategies Allocation Fund and Multi-Hedge Strategies Fund

By:
Name: Title:

SOLELY FOR PURPOSES OF SECTION 10. Security Investors, LLC

By:
Name: Title:

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EXHIBIT B

5% SHAREHOLDERS OF THE

ACQUIRING FUND AND THE ACQUIRED FUND

The table below sets forth, as of the close of business on the Record Date, the persons who owned, to the knowledge of management, more than 5% of the outstanding shares of the Acquiring Fund and the Acquired Fund. The percentage of the Acquiring Fund that would be owned by the shareholders listed below upon consummation of the Reorganization is presented under “Pro Forma Combined Percentage of the Acquiring Fund Owned.” Such ownership information is provided on an estimate basis only as of May 2, 2012, and is expected to decline in connection with the Reorganization.

Shareholder Name	Shareholder Address	Number of Shares	Percentage of Acquired Fund owned	Type of ownership
AXA Equitable Life Insurance Company, Separate Account 49	1290 Avenue of the Americas New York, New York 10104	27399.031	7.39	Record

National Integrity Life Insurance Co.	400 Broadway Street MS #24 VA Accounting Cincinnati, Ohio 45202-3341	34131.815	9.2	Record

Nationwide Insurance Company NWVA4, c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, Ohio 43218-2029	198870.969	53.62	Record

Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, Kansas 66636-0001	67298.776	18.15	Record

Integrity Life Insurance Co.	400 Broadway Street MS #24 VA Accounting Cincinnati, Ohio 45202-3341	39803.412	10.73	Record

Alternative Strategies Allocation Fund	805 King Farm Boulevard Suite 600 Rockville, Maryland 20850	57660.491	7.35	Record

Nationwide Insurance Company NWVA4, c/o IPO Portfolio Accounting	P.O. Box 182029 Columbus, Ohio 43218-2029	245821.196	31.34	Record

Security Benefit Life Insurance Co. SBL Variable Annuity Account XIV	One Security Benefit Place Topeka, Kansas 66636-0001	254213.877	32.42	Record

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Shareholder Name	Shareholder Address	Number of Shares	Percentage of Acquired Fund owned	Type of ownership
All-Asset Moderate Strategy Fund	805 King Farm Boulevard Suite 600 Rockville, Maryland 20850	92742.725	11.82	Record

Jefferson National Life Insurance Company Attn: Separate Account	9920 Corporate Campus Suite 1000 Louisville, Indiana 40223	53418.82	6.81	Record

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STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the assets and stated liabilities of the

RYDEX VARIABLE TRUST

ALTERNATIVE STRATEGIES ALLOCATION FUND

By and in exchange for shares of the

RYDEX VARIABLE TRUST

MULTI-HEDGE STRATEGIES FUND

805 King Farm Boulevard

Rockville, Maryland 20850

Telephone Nos.: 800-820-0888 OR 301-296-5100

This SAI contains information that may be of interest to shareholders of the Acquired Fund relating to the Reorganization, but which is not included in the related Combined Prospectus and Proxy Statement dated June 6, 2012 (the “Combined Prospectus and Proxy Statement”).

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus and Proxy Statement. The Combined Prospectus and Proxy Statement has been filed with the U.S. Securities and Exchange Commission (the “SEC”), and is available upon request and without charge by writing to the Acquiring Fund at Rydex Variable Trust, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given to them in the Combined Prospectus and Proxy Statement.

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND	1

EXHIBIT A – PRO FORMA PORTFOLIO OF INVESTMENTS	A-1

ii

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE

ACQUIRING FUND

This Statement of Additional Information (the “Reorganization SAI”) relates to the proposed reorganization (“Reorganization”) of the Rydex Variable Trust Alternative Strategies Allocation Fund (the “Acquired Fund”) into the Rydex Variable Trust Multi-Hedge Strategies Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”). As described in the Combined Prospectus and Proxy Statement, the Reorganization would involve the transfer of the assets of the Acquired Fund in exchange for the assumption of certain stated liabilities of the Acquired Fund and shares of the Acquiring Fund. The Acquired Fund subsequently will distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

The Acquired Fund and the Acquiring Fund are each a separate series of Rydex Variable Trust (the “Trust”). The Acquired Fund is a diversified fund while the Acquiring Fund is not. The Trust is an open-end management investment company that was organized as a Delaware statutory trust on June 11, 1998. Additional information about the Acquiring Fund and the Acquired Fund may be found in the Prospectus and SAI, relating to shares of each Fund, dated May 1, 2012, and the Shareholder Report incorporated by reference into the Reorganization SAI and listed below. This Reorganization SAI incorporates by reference the SAI, relating to shares of each Fund, dated May 1, 2012, as amended from time to time and as filed with the SEC on April 30, 2012 (SEC Accession No. 0001104659-12-030658).

FINANCIAL INFORMATION

This Reorganization SAI incorporates by reference the Annual Report to Shareholders of the Funds for the fiscal year ended December 31, 2011, as filed with the SEC on March 12, 2012 (SEC Accession No. 0001193125-12-109213). The Annual Report contains historical financial information regarding each Fund. The financial statements therein, and the report of independent registered public accountants therein, are incorporated herein by reference.

Pro forma financial statements reflecting the consummation of the Reorganization are included below.

Pro Forma Financial Information for the Acquired Fund and the Acquiring Fund

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and the Acquiring Fund for the twelve-month period ended December 31, 2011. The unaudited pro forma financial information should be read in conjunction with the Annual Shareholder Reports of the Acquired Fund and the Acquiring Fund, dated December 31, 2011.

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Description of the Pro Forma Effects of the Reorganization

The unaudited pro forma information for the twelve-month period ended December 31, 2011 has been prepared to give effect to the proposed Reorganization of the Acquired Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as if it had been consummated on January 1, 2012. Under the Plan, the Acquired Fund would transfer all of its assets and stated liabilities to the Acquiring Fund in exchange for shares for the Acquiring Fund.

Basis of Pro Forma Financial Information

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Acquired Fund and the Acquiring Fund should not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization.

Under U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the surviving entity for pre-reorganization periods will not be restated. The Acquiring Fund will be the accounting survivor of the reorganization for financial statement purposes.

The Acquired Fund is structured as a “fund of funds” that seeks to achieve its investment objective by investing principally in a portfolio of affiliated and unaffiliated funds, including the Acquiring Fund. The Acquiring Fund seeks to achieve its investment objective by investing primarily in domestic and foreign common stock and other instruments directly. Accordingly, the Acquired Fund’s portfolio holdings are not identical to the portfolio holdings of the Acquiring Fund. Prior to the Reorganization, the Advisor intends to dispose of all of the Acquired Fund’s holdings through the sale of certain of the underlying funds’ shares and the redemption in kind of other of the underlying funds’ shares. The Advisor intends to sell approximately 55.10% of the Acquired Fund’s holdings. The Advisor intends to redeem in kind the remaining 44.90% of the Acquired Fund’s holdings. The securities received by the Acquired Fund as redemption proceeds would be contributed to the Acquiring Fund in connection with the Reorganization. While not anticipated, it also may be necessary for the Acquired Fund to purchase certain investments prior to the Reorganization. A complete schedule of the Acquired Fund’s and the Acquiring Fund’s portfolio holdings, as well as the holdings of the Pro Forma Combined Acquiring Fund is included in Exhibit A to this Reorganization SAI. For those portfolio holdings that the Acquired Fund intends to redeem in kind, the schedule reflects the redemption proceeds (i.e., the Acquired Fund’s pro rata portion of the underlying fund’s portfolio holdings) rather than the shares of the underlying fund.

The Acquired Fund’s and the Acquiring Fund’s Net Assets as of December 31, 2011

The table below shows the net assets of the Acquired Fund and the Acquiring Fund, the pro forma adjustments, and the pro forma combined net assets assuming the Reorganization is completed as of December 31, 2011.

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Acquired Fund’s Net Assets	Acquiring Fund’s Net Assets	Pro Forma Adjustments*	Pro Forma Combined Net Assets
$6,326,799	$18,607,971	$(982,405)	$23,952,365

*	The “Pro Forma Combined Net Assets” are reduced by the amount of the Acquired Fund’s position held in the Acquiring Fund as of December 31, 2011.

Pro Forma Adjustments

The table below reflects the necessary expense adjustments to the pro forma combined net assets as if the Reorganization had taken place on January 1, 2012. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Fund and the Acquiring Fund, and have been prepared in accordance with U.S. generally accepted accounting principles, which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Expense Category	Increase (Decrease) in Expense	Per Share (c)
Advisory Fees (a)	$60,349	$—
Expenses Waived by Advisor (b)	$(6,793)	$—

(a) The advisory fees have been adjusted to reflect the advisory fees in effect for the Acquiring Fund based on pro forma combined net assets. Under the terms of the Acquiring Fund’s Investment Advisory Agreement, the Acquiring Fund and its Subsidiary each pay an investment advisory fee calculated at an annualized rate of 1.15% of the average daily net assets. Under the terms of the Acquired Fund’s Investment Advisory Agreement, the Acquired Fund does not pay an annual investment advisory fee, in large part, because the Acquired Fund is a fund of funds that primarily invests in other affiliated funds that are advised by the Advisor and pay the Advisor an advisory fee for such advisory services.

(b) The Advisor has contractually agreed to waive the advisory fee it receives from the Acquiring Fund in an amount equal to the advisory fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Acquiring Fund invests in the Subsidiary, and may be terminated only with the approval of the Acquiring Fund’s Board of Trustees.

(c) Increases or decreases in expenses are reflected as if the Reorganization had taken place on January 1, 2012. As a result, no per share impact would be recognized, as the asset based expenses and waivers would be accrued based on the combined assets for the duration of the period.

Accounting Policies

No accounting policies will change as a result of the Reorganization.

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Reorganization Costs

The Advisor, or its affiliates, and not the Acquired Fund or the Acquiring Fund, will pay the expenses (except for brokerage expenses incurred by the Acquired Fund prior to the Reorganization) directly related to the proposed Reorganization. Any brokerage charges associated with the purchase or disposition of portfolio securities by the Acquired Fund prior to the Reorganization will be borne by the Acquired Fund and its shareholders. Such expenses are expected to be minimal.

Capital Loss Carryforwards

On December 31, 2011, the Acquiring Fund and Acquired Fund had capital loss carryforwards of $9,590,588 and $758,713, respectively. Utilization of capital loss carryforwards of the Acquired Fund will be subject to limitations because of an ownership change. Because of these limitations, the capital losses of the Acquired Fund may expire without being utilized. Additionally, for five years beginning after the Closing Date of the Reorganization, neither Fund will be allowed to offset certain pre-Reorganization built-in gains attributable to the one Fund (if any) with capital loss carryforwards attributable to the other Fund.

4

Exhibit A

Rydex Variable Trust Multi-Hedge Strategies Fund (the “Acquiring Fund”) and Rydex Variable Trust Alternative Strategies Allocation Fund

(the “Acquired Fund”) Pro Forma Portfolio of Investments as of December 31, 2011 (Unaudited)

	Acquiring Fund Pre-Reorganization		Acquired Fund Pre- Reorganization		Adjustments		Pro Forma Combined Acquiring Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
MUTUAL FUNDS – 0.00% *
RVT - Multi-Hedge Strategies Fund**	—	—	44,614	982,405	(44,614)	(982,405)	—	—
RVT - Real Estate Fund	—	—	8,233	213,243	(8,233)	(213,243)	—	—

Total Mutual Funds	—	—		1,195,648		(1,195,648)	—	—

COMMON STOCKS – 42.51%
Information Technology – 9.98%
RightNow Technologies, Inc.	8,347	$356,667					8,347	$356,667
Netlogic Microsystems, Inc.	6,716	332,912					6,716	332,912
Motorola Mobility Holdings, Inc.	6,135	238,038					6,135	238,038
Blue Coat Systems, Inc.	7,770	197,747					7,770	197,747
SuccessFactors, Inc.	3,939	157,048					3,939	157,048
Magma Design Automation, Inc.	21,798	156,510					21,798	156,510
LoopNet, Inc.	7,216	131,909					7,216	131,909
Tekelec	7,379	80,652					7,379	80,652
Novellus Systems, Inc.	1,949	80,474					1,949	80,474
DemandTec, Inc.	5,956	78,441					5,956	78,441
Fidelity National Information Services, Inc.	1,492	39,672					1,492	39,672
IAC/InterActiveCorp.	920	39,192					920	39,192
Activision Blizzard, Inc.	2,801	34,508					2,801	34,508
Alliance Data Systems Corp.	322	33,437					322	33,437
Analog Devices, Inc.	894	31,987					894	31,987
Avnet, Inc.	996	30,966					996	30,966
CA, Inc.	1,454	29,393					1,454	29,393
AVX Corp.	2,250	28,710					2,250	28,710
Fairchild Semiconductor International, Inc.	2,301	27,704					2,301	27,704
Jabil Circuit, Inc.	1,326	26,069					1,326	26,069
Equinix, Inc.	246	24,944					246	24,944
DST Systems, Inc.	517	23,534					517	23,534
S1 Corp.	1,878	17,972					1,878	17,972
Dell, Inc.	1,216	17,790					1,216	17,790
SanDisk Corp.	347	17,076					347	17,076
EchoStar Corp. — Class A	695	14,553					695	14,553
Tech Data Corp.	293	14,477					293	14,477
eBay, Inc.	458	13,891					458	13,891
Apple, Inc.	32	12,960					32	12,960
Microchip Technology, Inc.	322	11,795					322	11,795
Motorola Solutions, Inc.	250	11,573					250	11,573
Teradyne, Inc.	835	11,381					835	11,381
Harris Corp.	310	11,172					310	11,172
Avago Technologies Ltd.	369	10,649					369	10,649
Xilinx, Inc.	301	9,650					301	9,650
Compuware Corp.	883	7,347					883	7,347
Molex, Inc.	267	6,371					267	6,371
Maxim Integrated Products, Inc.	242	6,302					242	6,302
Xerox Corp.	537	4,275					537	4,275
Vishay Intertechnology, Inc.	439	3,947					439	3,947
Synopsys, Inc.	119	3,237					119	3,237
Polycom, Inc.	123	2,005					123	2,005
Solera Holdings, Inc.	21	935					21	935
Atmel Corp.	70	567					70	567
Altera Corp.	4	148					4	148
NVIDIA Corp.	5	69					5	69
Electronic Arts, Inc.	2	41					2	41

Total Information Technology		2,390,697						2,390,697

Utilities - 5.46%
Progress Energy, Inc.	8,256	462,501					8,256	462,501
Constellation Energy Group, Inc.	9,071	359,847					9,071	359,847
Central Vermont Public Service Corp.	2,101	73,745					2,101	73,745
Atmos Energy Corp.	1,345	44,856					1,345	44,856
NiSource, Inc.	1,746	41,572					1,746	41,572
American Electric Power Company, Inc.	996	41,145					996	41,145
Alliant Energy Corp.	925	40,802					925	40,802
Consolidated Edison, Inc.	657	40,754					657	40,754
DTE Energy Co.	737	40,130					737	40,130
N.V. Energy, Inc.	2,411	39,420					2,411	39,420
Pennichuck Corp.	1,282	36,960					1,282	36,960
NRG Energy, Inc.	1,288	23,339					1,288	23,339

*	Percentages represent the percentage based on pro forma net assets
**	Shares of the Acquiring Fund currently held by the Acquired Fund will not be sold by the Acquired Fund prior to the Reorganization, and will be contributed to the Acquiring Fund in connection with the Reorganization. These shares will be treated similarly to treasury stock of the Acquiring Fund and will be cancelled.

Exhibit A

Rydex Varible Trust Multi-Hedge Strategies Fund (the “Acquiring Fund”) and Rydex Varible Trust Alternative Strategies Allocation Fund

(the “Acquired Fund”) Pro Forma Portfolio of Investments as of December 31, 2011 (Unaudited)

	Acquiring Fund Pre- Reorganization		Acquired Fund Pre- Reorganization		Adjustments		Pro Forma Combined Acquiring Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
ONEOK, Inc.	268	23,233					268	23,233
Ameren Corp.	373	12,358					373	12,358
Entergy Corp.	147	10,738					147	10,738
CenterPoint Energy, Inc.	314	6,308					314	6,308
CMS Energy Corp.	229	5,056					229	5,056
Westar Energy, Inc.	148	4,259					148	4,259
Great Plains Energy, Inc.	83	1,808					83	1,808

Total Utilities		1,308,831						1,308,831

Financials - 5.38%
Transatlantic Holdings, Inc.	7,067	386,777					7,067	386,777
Harleysville Group, Inc.	1,559	88,193					1,559	88,193
Annaly Capital Management, Inc.	2,985	47,641					2,985	47,641
Delphi Financial Group, Inc. — Class A	918	40,667					918	40,667
Torchmark Corp.	937	40,656					937	40,656
Fidelity National Financial, Inc. — Class A	2,538	40,430					2,538	40,430
SL Green Realty Corp.	576	38,385					576	38,385
American Financial Group, Inc.	1,030	37,997					1,030	37,997
Commerce Bancshares, Inc.	990	37,739					990	37,739
NASDAQ OMX Group, Inc.	1,521	37,280					1,521	37,280
Capital One Financial Corp.	863	36,496					863	36,496
Leucadia National Corp.	1,415	32,177					1,415	32,177
Reinsurance Group of America, Inc.	572	29,887					572	29,887
Weyerhaeuser Co.	1,584	29,573					1,584	29,573
Huntington Bancshares, Inc.	5,355	29,399					5,355	29,399
Endurance Specialty Holdings Ltd.	750	28,688					750	28,688
CapitalSource, Inc.	4,239	28,401					4,239	28,401
Discover Financial Services	1,127	27,048					1,127	27,048
Marsh & McLennan Companies, Inc.	817	25,834					817	25,834
BlackRock, Inc.	137	24,419					137	24,419
Bank of New York Mellon Corp.	1,136	22,618					1,136	22,618
American Capital Ltd.	3,253	21,893					3,253	21,893
East West Bancorp, Inc.	932	18,407					932	18,407
Hospitality Properties Trust	730	16,775					730	16,775
MetLife, Inc.	520	16,214					520	16,214
New York Community Bancorp, Inc.	1,095	13,545					1,095	13,545
Taubman Centers, Inc.	208	12,917					208	12,917
Piedmont Office Realty Trust, Inc. — Class A	753	12,831					753	12,831
CommonWealth REIT	765	12,730					765	12,730
Washington Federal, Inc.	742	10,381					742	10,381
Unum Group	432	9,102					432	9,102
Interactive Brokers Group, Inc. — Class A	559	8,351					559	8,351
E*Trade Financial Corp.	699	5,564					699	5,564
Prudential Financial, Inc.	105	5,263					105	5,263
ACE Ltd.	38	2,665					38	2,665
Simon Property Group, Inc.	17	2,192					17	2,192
Liberty Property Trust	58	1,791					58	1,791
First Niagara Financial Group, Inc.	199	1,717					199	1,717
Rayonier, Inc.	38	1,696					38	1,696
Citigroup, Inc.	56	1,473					56	1,473
UDR, Inc.	38	954					38	954
Principal Financial Group, Inc.	28	689					28	689

Total Financials		1,287,455						1,287,455

Health Care - 5.22%
Healthspring, Inc.	6,536	356,473					6,536	356,473
Pharmasset, Inc.	1,538	197,172					1,538	197,172
SonoSite, Inc.	1,827	98,402					1,827	98,402
Medco Health Solutions, Inc.	1,292	72,223					1,292	72,223
Synovis Life Technologies, Inc.	2,129	59,250					2,129	59,250
Amgen, Inc.	851	54,643					851	54,643
SXC Health Solutions Corp.	627	35,413					627	35,413
Coventry Health Care, Inc.	1,153	35,017					1,153	35,017
LifePoint Hospitals, Inc.	915	33,992					915	33,992
Cooper Companies, Inc.	470	33,144					470	33,144
Forest Laboratories, Inc.	835	25,267					835	25,267
Agilent Technologies, Inc.	665	23,228					665	23,228
Endo Pharmaceuticals Holdings, Inc.	576	19,889					576	19,889
American Dental Partners, Inc.	987	18,585					987	18,585
Celgene Corp.	253	17,103					253	17,103
AmerisourceBergen Corp.	441	16,401					441	16,401
Gilead Sciences, Inc.	398	16,290					398	16,290
Pfizer, Inc.	746	16,143					746	16,143
Bio-Rad Laboratories, Inc. — Class A	165	15,847					165	15,847
Cerner Corp.	242	14,823					242	14,823
Biogen Idec, Inc.	131	14,417					131	14,417
Perrigo Co.	141	13,719					141	13,719
Alexion Pharmaceuticals, Inc.	144	10,296					144	10,296
McKesson Corp.	127	9,895					127	9,895
Aetna, Inc.	191	8,058					191	8,058

Exhibit A

Rydex Variable Trust Multi-Hedge Strategies Fund (the “Acquiring Fund”) and Rydex Variable Trust Alternative Strategies Allocation Fund

(the “Acquired Fund”) Pro Forma Portfolio of Investments as of December 31, 2011 (Unaudited)

	Acquiring Fund Pre- Reorganization		Acquired Fund Pre- Reorganization		Adjustments		Pro Forma Combined Acquiring Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
United Therapeutics Corp.	148	6,993					148	6,993
Henry Schein, Inc.	85	5,477					85	5,477
ResMed, Inc.	191	4,851					191	4,851
Humana, Inc.	30	2,628					30	2,628
Myriad Genetics, Inc.	124	2,597					124	2,597
UnitedHealth Group, Inc.	51	2,585					51	2,585
AMERIGROUP Corp.	42	2,481					42	2,481
WellPoint, Inc.	34	2,253					34	2,253
Hill-Rom Holdings, Inc.	62	2,089					62	2,089
Edwards Lifesciences Corp.	23	1,626					23	1,626
Boston Scientific Corp.	165	881					165	881
Cigna Corp.	17	714					17	714

Total Health Care		1,250,865						1,250,865

Industrials - 4.76%
Goodrich Corp.	2,700	333,990					2,700	333,990
RSC Holdings, Inc.	7,986	147,741					7,986	147,741
Stanley Black & Decker, Inc.	593	40,087					593	40,087
Kennametal, Inc.	1,009	36,849					1,009	36,849
Towers Watson & Co. — Class A	602	36,078					602	36,078
Northrop Grumman Corp.	572	33,451					572	33,451
Republic Services, Inc.	979	26,971					979	26,971
KBR, Inc.	966	26,922					966	26,922
Tyco International Ltd.	542	25,317					542	25,317
Union Pacific Corp.	236	25,002					236	25,002
Dover Corp.	411	23,859					411	23,859
FedEx Corp.	284	23,717					284	23,717
Corrections Corporation of America	1,034	21,063					1,034	21,063
Ryder System, Inc.	386	20,512					386	20,512
WESCO International, Inc.	385	20,409					385	20,409
WCA Waste Corp.	3,124	20,337					3,124	20,337
Caterpillar, Inc.	210	19,026					210	19,026
GATX Corp.	411	17,944					411	17,944
WW Grainger, Inc.	93	17,409					93	17,409
AGCO Corp.	403	17,317					403	17,317
Nordson Corp.	419	17,254					419	17,254
Air Lease Corp. — Class A	723	17,142					723	17,142
MSC Industrial Direct Co., Inc. — Class A	206	14,739					206	14,739
L-3 Communications Holdings, Inc.	212	14,136					212	14,136
General Electric Co.	725	12,985					725	12,985
Emerson Electric Co.	272	12,672					272	12,672
CSX Corp.	559	11,773					559	11,773
Donaldson Company, Inc.	167	11,369					167	11,369
Parker Hannifin Corp.	144	10,980					144	10,980
Kansas City Southern	144	9,793					144	9,793
Cummins, Inc.	110	9,682					110	9,682
URS Corp.	271	9,518					271	9,518
Armstrong World Industries, Inc.	160	7,019					160	7,019
Gardner Denver, Inc.	89	6,858					89	6,858
Chicago Bridge & Iron Company N.V.	180	6,804					180	6,804
Hubbell, Inc. — Class B	93	6,218					93	6,218
Norfolk Southern Corp.	80	5,829					80	5,829
CNH Global N.V.	155	5,578					155	5,578
Fluor Corp.	85	4,271					85	4,271
Thomas & Betts Corp.	68	3,713					68	3,713
Alexander & Baldwin, Inc.	68	2,776					68	2,776
RR Donnelley & Sons Co.	148	2,136					148	2,136
Eaton Corp.	25	1,088					25	1,088
Kirby Corp.	10	658					10	658

Total Industrials		1,138,992						1,138,992

Consumer Discretionary - 4.46%
99 Cents Only Stores	18,961	416,194					18,961	416,194
Wyndham Worldwide Corp.	983	37,187					983	37,187
McCormick & Schmick's Seafood Restaurants, Inc.	4,252	37,163					4,252	37,163
Foot Locker, Inc.	1,547	36,880					1,547	36,880
Comcast Corp. — Class A	1,492	35,375					1,492	35,375
Limited Brands, Inc.	809	32,643					809	32,643
O'Reilly Automotive, Inc.	373	29,821					373	29,821
Brinker International, Inc.	992	26,546					992	26,546
Jarden Corp.	788	23,545					788	23,545
MGM Resorts International	2,246	23,426					2,246	23,426
Dillard's, Inc. — Class A	428	19,209					428	19,209
Time Warner Cable, Inc.	298	18,944					298	18,944
Darden Restaurants, Inc.	412	18,779					412	18,779
Autoliv, Inc.	343	18,347					343	18,347
Mattel, Inc.	633	17,572					633	17,572
NIKE, Inc. — Class B	177	17,058					177	17,058
Target Corp.	316	16,186					316	16,186
Coach, Inc.	261	15,931					261	15,931
VF Corp.	124	15,747					124	15,747
Kohl's Corp.	300	14,805					300	14,805
Interpublic Group of Companies, Inc.	1,496	14,556					1,496	14,556
Fossil, Inc.	179	14,205					179	14,205
Genuine Parts Co.	206	12,607					206	12,607
JC Penney Company, Inc.	348	12,232					348	12,232
Family Dollar Stores, Inc.	206	11,878					206	11,878
Deckers Outdoor Corp.	153	11,562					153	11,562
Service Corporation International	1,081	11,513					1,081	11,513
Polaris Industries, Inc.	203	11,364					203	11,364
DISH Network Corp. — Class A	360	10,253					360	10,253
Hanesbrands, Inc.	462	10,099					462	10,099
TRW Automotive Holdings Corp.	288	9,389					288	9,389
Career Education Corp.	1,100	8,767					1,100	8,767
CBS Corp. — Class B	294	7,979					294	7,979

Exhibit A

Rydex Variable Trust Multi-Hedge Strategies Fund (the “Acquiring Fund”) and Rydex Variable Trust Alternative Strategies Allocation Fund

(the “Acquired Fund”) Pro Forma Portfolio of Investments as of December 31, 2011 (Unaudited)

	Acquiring Fund Pre- Reorganization		Acquired Fund Pre- Reorganization		Adjustments		Pro Forma Combined Acquiring Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Virgin Media, Inc.	367	7,846					367	7,846
Big Lots, Inc.	169	6,381					169	6,381
Liberty Interactive Corp. — Class A	369	5,983					369	5,983
Under Armour, Inc. — Class A	70	5,025					70	5,025
Royal Caribbean Cruises Ltd.	178	4,409					178	4,409
Hasbro, Inc.	138	4,401					138	4,401
Priceline.com, Inc.	8	3,742					8	3,742
GameStop Corp. — Class A	136	3,282					136	3,282
Aaron's, Inc.	106	2,828					106	2,828
DeVry, Inc.	68	2,615					68	2,615
LKQ Corp.	56	1,685					56	1,685
Tupperware Brands Corp.	30	1,679					30	1,679
The Gap, Inc.	22	408					22	408

Total Consumer Discretionary		1,068,046						1,068,046

Energy - 2.86%
Complete Production Services, Inc.	6,966	233,779					6,966	233,779
El Paso Corp.	5,091	135,268					5,091	135,268
Marathon Oil Corp.	1,427	41,768					1,427	41,768
Tesoro Corp.	1,360	31,770					1,360	31,770
Valero Energy Corp.	1,504	31,659					1,504	31,659
Spectra Energy Corp.	803	24,692					803	24,692
Chevron Corp.	203	21,599					203	21,599
Patterson-UTI Energy, Inc.	945	18,881					945	18,881
Unit Corp.	403	18,699					403	18,699
Hess Corp.	309	17,551					309	17,551
ConocoPhillips	237	17,270					237	17,270
Chesapeake Energy Corp.	716	15,960					716	15,960
SEACOR Holdings, Inc.	150	13,344					150	13,344
National Oilwell Varco, Inc.	171	11,626					171	11,626
QEP Resources, Inc.	361	10,577					361	10,577
RPC, Inc.	564	10,293					564	10,293
Murphy Oil Corp.	162	9,030					162	9,030
Oil States International, Inc.	106	8,095					106	8,095
Occidental Petroleum Corp.	80	7,496					80	7,496
SM Energy Co.	42	3,070					42	3,070
Cimarex Energy Co.	21	1,300					21	1,300
Atwood Oceanics, Inc.	13	517					13	517

Total Energy		684,244						684,244

Materials - 2.26%
Temple-Inland, Inc.	9,843	312,122					9,843	312,122
Westlake Chemical Corp.	668	26,880					668	26,880
Cabot Corp.	826	26,548					826	26,548
LyondellBasell Industries N.V. — Class A	750	24,368					750	24,368
Cliffs Natural Resources, Inc.	354	22,072					354	22,072
Domtar Corp.	237	18,951					237	18,951
CF Industries Holdings, Inc.	123	17,833					123	17,833
Freeport-McMoRan Copper & Gold, Inc.	453	16,666					453	16,666
MeadWestvaco Corp.	480	14,376					480	14,376
Alcoa, Inc.	1,500	12,975					1,500	12,975
Bemis Company, Inc.	403	12,122					403	12,122
Newmont Mining Corp.	185	11,102					185	11,102
Packaging Corporation of America	381	9,616					381	9,616
Rockwood Holdings, Inc.	206	8,110					206	8,110
International Paper Co.	72	2,131					72	2,131
Dow Chemical Co.	59	1,697					59	1,697
EI du Pont de Nemours & Co.	34	1,557					34	1,557
Ball Corp.	42	1,500					42	1,500
Walter Energy, Inc.	4	242					4	242

Total Materials		540,868						540,868

Consumer Staples - 1.93%
Winn-Dixie Stores, Inc.	8,554	80,237					8,554	80,237
Smithfield Foods, Inc.	1,708	41,470					1,708	41,470
Tyson Foods, Inc. — Class A	1,996	41,197					1,996	41,197
Kroger Co.	1,623	39,309					1,623	39,309
Hormel Foods Corp.	1,322	38,721					1,322	38,721
Coca-Cola Enterprises, Inc.	1,445	37,252					1,445	37,252
ConAgra Foods, Inc.	1,331	35,138					1,331	35,138
Lorillard, Inc.	219	24,966					219	24,966
Philip Morris International, Inc.	255	20,012					255	20,012
Herbalife Ltd.	364	18,808					364	18,808
Reynolds American, Inc.	429	17,769					429	17,769
Kimberly-Clark Corp.	225	16,551					225	16,551
Energizer Holdings, Inc.	203	15,728					203	15,728
Estee Lauder Companies, Inc. — Class A	106	11,906					106	11,906
Corn Products International, Inc.	216	11,359					216	11,359
Whole Foods Market, Inc.	71	4,940					71	4,940
Costco Wholesale Corp.	47	3,916					47	3,916
Avon Products, Inc.	216	3,774					216	3,774

Total Consumer Staples		463,053						463,053

Telecommunication Services - 0.20%
Verizon Communications, Inc.	750	30,090					750	30,090
MetroPCS Communications, Inc.	1,053	9,140					1,053	9,140
Frontier Communications Corp.	1,059	5,454					1,059	5,454
Telephone & Data Systems, Inc.	80	2,071					80	2,071
AT&T, Inc.	42	1,270					42	1,270

Total Telecommunication Services		48,025						48,025

Total Common Stocks		10,181,076						10,181,076

(Cost $9,856,362)

Exhibit A

Rydex Variable Trust Multi-Hedge Strategies Fund (the “Acquiring Fund”) and Rydex Variable Trust Alternative Strategies Allocation Fund

(the “Acquired Fund”) Pro Forma Portfolio of Investments as of December 31, 2011 (Unaudited)

	Acquiring Fund Pre- Reorganization		Acquired Fund Pre- Reorganization		Adjustments		Pro Forma Combined Acquiring Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
EXCHANGE TRADED FUNDS - 0.71%
iShares MSCI United Kingdom Index Fund	5,428	87,716					5,428	87,716
iShares MSCI South Korea Index Fund	546	28,534					546	28,534
iShares MSCI Singapore Index Fund	1,241	13,440					1,241	13,440
Vanguard MSCI Emerging Markets ETF	293	11,196					293	11,196
iShares MSCI France Index Fund	485	9,496					485	9,496
iShares MSCI Sweden Index Fund	348	8,749					348	8,749
iShares MSCI Spain Index Fund	141	4,268					141	4,268
iShares MSCI Malaysia Index Fund	293	3,926					293	3,926
iShares MSCI Australia Index Fund	157	3,366					157	3,366
PowerShares DB G10 Currency Harvest Fund	—	—	9,639	229,022	(9,639)	(229,022)	—	—
iShares Barclays Aggregate Bond Fund	—	—	727	80,152	(727)	(80,152)	—	—
iShares iBoxx $ High Yield Corporate Bond Fund	—	—	2,656	237,526	(2,656)	(237,526)	—	—

Total Exchange Traded Funds		170,691		546,700		(546,700)		170,691

CLOSED-END FUNDS - 7.99%
Gabelli Dividend & Income Trust	6,522	100,569					6,522	100,569
Eaton Vance Risk-Managed Diversified Equity Income Fund	9,125	95,356					9,125	95,356
Calamos Strategic Total Return Fund	11,141	93,027					11,141	93,027
Royce Value Trust, Inc.	7,528	92,369					7,528	92,369
CBRE Clarion Global Real Estate Income Fund	13,100	89,604					13,100	89,604
Eaton Vance Enhanced Equity Income Fund II	7,874	80,393					7,874	80,393
Western Asset/Claymore Inflation-Linked Opportunities & Income	6,070	76,543					6,070	76,543
BlackRock Enhanced Capital and Income Fund, Inc.	5,889	72,435					5,889	72,435
Clough Global Opportunities Fund	6,688	70,692					6,688	70,692
Liberty All Star Equity Fund	14,914	62,937					14,914	62,937
Eaton Vance Enhanced Equity Income Fund	6,033	61,416					6,033	61,416
Advent Claymore Convertible Securities and Income Fund	3,920	57,742					3,920	57,742
Zweig Total Return Fund, Inc.	18,419	55,810					18,419	55,810
Blackrock Credit Allocation Income Trust IV	4,214	51,200					4,214	51,200
Adams Express Co.	4,904	47,277					4,904	47,277
BlackRock Credit Allocation Income Trust II, Inc.	4,672	45,926					4,672	45,926
AGIC Equity & Convertible Income Fund	2,810	43,836					2,810	43,836
John Hancock Bank and Thrift Opportunity Fund	3,139	43,004					3,139	43,004
Eaton Vance Tax-Managed Diversified Equity Income Fund	4,817	42,727					4,817	42,727
H&Q Healthcare Investors	2,970	41,907					2,970	41,907
Tri-Continental Corp.	2,896	41,210					2,896	41,210
General American Investors Company, Inc.	1,386	34,537					1,386	34,537
BlackRock Strategic Equity Dividend Trust	3,347	32,801					3,347	32,801
Source Capital, Inc.	619	29,081					619	29,081
GDL Fund	2,442	28,816					2,442	28,816
Clough Global Equity Fund	2,296	27,621					2,296	27,621
First Trust Enhanced Equity Income Fund	2,503	27,107					2,503	27,107
Zweig Fund, Inc.	9,328	27,051					9,328	27,051
Madison/Claymore Covered Call & Equity Strategy Fund	3,563	26,616					3,563	26,616
Royce Micro-Capital Trust, Inc.	2,724	23,887					2,724	23,887
Blackrock Credit Allocation Income Trust III, Inc.	2,177	22,946					2,177	22,946
Japan Smaller Capitalization Fund, Inc.	3,166	22,732					3,166	22,732
Nuveen Diversified Dividend and Income Fund	2,046	20,992					2,046	20,992
Thai Fund, Inc.	1,601	19,628					1,601	19,628
Clough Global Allocation Fund	1,363	17,378					1,363	17,378
Nuveen Tax-Advantaged Total Return Strategy Fund	1,751	16,739					1,751	16,739
Nuveen Multi-Strategy Income and Growth Fund	2,072	16,597					2,072	16,597
Cohen & Steers Dividend Majors Fund, Inc.	1,349	16,336					1,349	16,336
Lazard Global Total Return and Income Fund, Inc.	1,133	15,171					1,133	15,171
LMP Capital and Income Fund, Inc.	1,216	15,030					1,216	15,030
Gabelli Global Multimedia Trust, Inc.	2,249	14,034					2,249	14,034
Swiss Helvetia Fund, Inc.	1,371	13,641					1,371	13,641
LMP Real Estate Income Fund, Inc.	1,375	12,719					1,375	12,719
DWS High Income Opportunities Fund, Inc.	736	10,201					736	10,201
Royce Focus Trust, Inc.	1,526	9,617					1,526	9,617
Madison Strategic Sector Premium Fund	812	8,640					812	8,640
Liberty All Star Growth Fund, Inc.	1,999	7,616					1,999	7,616
Ellsworth Fund Ltd.	1,115	7,314					1,115	7,314
Neuberger Berman Real Estate Securities Income Fund, Inc.	1,579	5,921					1,579	5,921
Bancroft Fund Ltd.	375	5,670					375	5,670
Gabelli Healthcare & WellnessRx Trust	667	4,762					667	4,762
Diamond Hill Financial Trends Fund, Inc.	512	4,234					512	4,234
Petroleum & Resources Corp.	88	2,161					88	2,161

Total Closed-End Funds		1,913,576						1,913,576

Exhibit A

Rydex Variable Trust Multi-Hedge Strategies Fund (the “Acquiring Fund”) and Rydex Variable Trust Alternative Strategies Allocation Fund

(the “Acquired Fund”) Pro Forma Portfolio of Investments as of December 31, 2011 (Unaudited)

	Acquiring Fund Pre-Reorganization		Acquired Fund Pre- Reorganization		Adjustments		Pro Forma Combined Acquiring Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
FEDERAL AGENCY DISCOUNT NOTES - 7.76%
Freddie Mac 0.22% due 1/18/12	—	—	314,269	314,267			314,269	314,267
Freddie Mac 0.23% due 3/14/12	—	—	78,750	78,729			78,750	78,729
Federal Home Loan Bank 0.13% due 5/15/12	—	—	172,974	172,981			172,974	172,981
Federal Home Loan Bank 0.01% due 1/4/12	—	—	77,068	77,068			77,068	77,068
Federal Home Loan Bank 0.20% due 2/13/12	—	—	85,490	85,490			85,490	85,490
Federal Home Loan Bank 0.12% due 10/22/12	—	—	65,269	65,269			65,269	65,269
Federal Home Loan Bank 0.15% due 4/16/12	—	—	33,702	33,716			33,702	33,716
Federal Home Loan Bank 0.15% due 6/7/12	—	—	20,221	20,222			20,221	20,222
Farmer Mac 0.01% due 01/04/12	—	—	77,068	77,068			77,068	77,068
Farmer Mac 0.20% due 5/11/12	—	—	97,904	97,901			97,904	97,901
Farmer Mac 0.14% due 6/25/12	—	—	33,702	33,697			33,702	33,697
Farmer Mac 0.17% due 7/24/12	—	—	20,221	20,215			20,221	20,215
Fannie Mae 0.02% due 2/13/12	—	—	77,068	77,068			77,068	77,068
Fannie Mae 0.23% due 4/2/12	—	—	301,856	301,841			301,856	301,841
Fannie Mae 0.23% due 2/21/12	—	—	98,971	98,970			98,971	98,970
Fannie Mae 0.20% due 5/1/12	—	—	33,702	33,700			33,702	33,700
Federal Farm Credit Bank 0.26% due 3/18/12	—	—	97,904	97,901			97,904	97,901
Federal Farm Credit Bank 0.26% due 3/8/12	—	—	20,221	20,220			20,221	20,220
Federal Farm Credit Bank 0.24% due 6/20/12	—	—	111,385	111,390			111,385	111,390
Federal Farm Credit Bank 0.19% due 5/9/12	—	—	26,961	26,960			26,961	26,960
Federal Farm Credit Bank 0.14% due 2/2/12	—	—	13,481	13,480			13,481	13,480

Total Federal Agency Discount Notes		—		1,858,153				1,858,153

	Face Amount	Value	Face Amount	Value	Face Amount	Value	Face Amount	Value
REPURCHASE AGREEMENTS - 18.60%
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	$1,150,787	1,150,788	425,945	425,945	(425,945)	(425,945)	$1,150,787	1,150,788
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	1,101,604	1,101,604	1,012,088	1,012,088	(1,012,088)	(1,012,088)	1,101,604	1,101,604
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	1,101,604	1,101,604	312,613	312,613	(312,613)	(312,613)	1,101,604	1,101,604
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	1,101,604	1,101,604	328,770	328,770	(328,770)	(328,770)	1,101,604	1,101,604

Total Repurchase Agreements

(Cost $4,455,600)		4,455,600		2,079,416		(2,079,416)		4,455,600

Total Long Investments - 77.57%		$16,720,943						$18,579,096

(Cost $18,174,568)

Exhibit A

Rydex Variable Trust Multi-Hedge Strategies Fund (the “Acquiring Fund”) and Rydex Variable Trust Alternative Strategies Allocation Fund

(the “Acquired Fund”) Pro Forma Portfolio of Investments as of December 31, 2011 (Unaudited)

	Acquiring Fund Pre- Reorganization		Acquired Fund Pre- Reorganization		Adjustments		Pro Forma Combined Acquiring Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
COMMON STOCKS SOLD SHORT - (23.86)%
Telecommunication Services - (0.33)%
Crown Castle International Corp.	8	(358)					8	(358)
NII Holdings, Inc.	129	(2,748)					129	(2,748)
Sprint Nextel Corp.	2,310	(5,405)					2,310	(5,405)
tw telecom, Inc.	545	(10,562)					545	(10,562)
American Tower Corp. — Class A	329	(19,743)					329	(19,743)
SBA Communications Corp. — Class A	916	(39,351)					916	(39,351)
Total Telecommunication Services		(78,167)						(78,167)
Consumer Staples - (1.05)%
Altria Group, Inc.	65	(1,927)					65	(1,927)
Clorox Co.	38	(2,529)					38	(2,529)
Procter & Gamble Co.	44	(2,935)					44	(2,935)
Brown-Forman Corp. — Class B	47	(3,784)					47	(3,784)
Campbell Soup Co.	190	(6,316)					190	(6,316)
Hansen Natural Corp.	76	(7,003)					76	(7,003)
PepsiCo, Inc.	131	(8,692)					131	(8,692)
Bunge Ltd.	254	(14,529)					254	(14,529)
Colgate-Palmolive Co.	158	(14,598)					158	(14,598)
McCormick & Company, Inc.	326	(16,437)					326	(16,437)
HJ Heinz Co.	309	(16,698)					309	(16,698)
SUPERVALU, Inc.	2,102	(17,068)					2,102	(17,068)
Mead Johnson Nutrition Co.	254	(17,457)					254	(17,457)
Archer-Daniels-Midland Co.	668	(19,105)					668	(19,105)
Hershey Co.	317	(19,584)					317	(19,584)
Kellogg Co.	389	(19,672)					389	(19,672)
Sara Lee Corp.	1,040	(19,677)					1,040	(19,677)
Sysco Corp.	693	(20,326)					693	(20,326)
Dean Foods Co.	1,966	(22,019)					1,966	(22,019)
Total Consumer Staples		(250,356)						(250,356)
Materials - (1.13)%
Kronos Worldwide, Inc.	33	(595)					33	(595)
Molycorp, Inc.	94	(2,254)					94	(2,254)
Huntsman Corp.	269	(2,690)					269	(2,690)
Solutia, Inc.	182	(3,145)					182	(3,145)
Compass Minerals International, Inc.	51	(3,511)					51	(3,511)
Celanese Corp. — Class A	87	(3,852)					87	(3,852)
Owens-Illinois, Inc.	266	(5,155)					266	(5,155)
Sonoco Products Co.	224	(7,383)					224	(7,383)
Vulcan Materials Co.	203	(7,988)					203	(7,988)
Intrepid Potash, Inc.	403	(9,120)					403	(9,120)
FMC Corp.	110	(9,464)					110	(9,464)
Southern Copper Corp.	465	(14,034)					465	(14,034)
Steel Dynamics, Inc.	1,142	(15,017)					1,142	(15,017)
Valspar Corp.	419	(16,328)					419	(16,328)
WR Grace & Co.	401	(18,414)					401	(18,414)
AK Steel Holding Corp.	2,245	(18,544)					2,245	(18,544)
Titanium Metals Corp.	1,273	(19,070)					1,273	(19,070)
Praxair, Inc.	195	(20,846)					195	(20,846)
Commercial Metals Co.	1,516	(20,966)					1,516	(20,966)
Scotts Miracle-Gro Co. — Class A	452	(21,104)					452	(21,104)
Airgas, Inc.	271	(21,160)					271	(21,160)
Martin Marietta Materials, Inc.	388	(29,259)					388	(29,259)
Total Materials		(269,899)						(269,899)
Health Care - (1.53)%
Patterson Companies, Inc.	20	(590)					20	(590)
Allscripts Healthcare Solutions, Inc.	119	(2,254)					119	(2,254)
DENTSPLY International, Inc.	97	(3,394)					97	(3,394)
DaVita, Inc.	47	(3,563)					47	(3,563)
Regeneron Pharmaceuticals, Inc.	76	(4,213)					76	(4,213)
Techne Corp.	76	(5,188)					76	(5,188)
Brookdale Senior Living, Inc.	452	(7,860)					452	(7,860)
Human Genome Sciences, Inc.	1,422	(10,509)					1,422	(10,509)
Hologic, Inc.	617	(10,804)					617	(10,804)
Community Health Systems, Inc.	623	(10,871)					623	(10,871)
Covance, Inc.	250	(11,430)					250	(11,430)
Vertex Pharmaceuticals, Inc.	378	(12,553)					378	(12,553)
Charles River Laboratories International, Inc.	469	(12,818)					469	(12,818)
CareFusion Corp.	537	(13,645)					537	(13,645)
Amylin Pharmaceuticals, Inc.	1,274	(14,498)					1,274	(14,498)
Lincare Holdings, Inc.	600	(15,426)					600	(15,426)
Quest Diagnostics, Inc.	275	(15,967)					275	(15,967)
Laboratory Corporation of America Holdings	186	(15,990)					186	(15,990)
Warner Chilcott plc — Class A	1,112	(16,825)					1,112	(16,825)
Alere, Inc.	753	(17,387)					753	(17,387)
Health Net, Inc.	573	(17,431)					573	(17,431)
VCA Antech, Inc.	909	(17,953)					909	(17,953)

Exhibit A

Rydex Variable Trust Multi-Hedge Strategies Fund (the “Acquiring Fund”) and Rydex Variable Trust Alternative Strategies Allocation Fund

(the “Acquired Fund”) Pro Forma Portfolio of Investments as of December 31, 2011 (Unaudited)

	Acquiring Fund Pre- Reorganization		Acquired Fund Pre- Reorganization		Adjustments		Pro Forma Combined Acquiring Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Bruker Corp.	1,446	(17,959)					1,446	(17,959)
Hospira, Inc.	609	(18,495)					609	(18,495)
Dendreon Corp.	2,452	(18,635)					2,452	(18,635)
Allergan, Inc.	228	(20,005)					228	(20,005)
Express Scripts, Inc.	1,150	(51,394)					1,150	(51,394)
Total Health Care		(367,657)						(367,657)
Consumer Discretionary - (1.56)%
Sirius XM Radio, Inc.	75	(137)					75	(137)
Best Buy Company, Inc.	6	(140)					6	(140)
RadioShack Corp.	25	(243)					25	(243)
Clear Channel Outdoor Holdings, Inc. — Class A	21	(264)					21	(264)
Weight Watchers International, Inc.	6	(330)					6	(330)
Gannett Company, Inc.	35	(468)					35	(468)
Marriott Vacations Worldwide Corp.	63	(1,085)					63	(1,085)
Wynn Resorts Ltd.	11	(1,215)					11	(1,215)
Leggett & Platt, Inc.	55	(1,267)					55	(1,267)
Scripps Networks Interactive, Inc. — Class A	34	(1,442)					34	(1,442)
Hyatt Hotels Corp. — Class A	42	(1,581)					42	(1,581)
Dollar Tree, Inc.	25	(2,078)					25	(2,078)
McDonald's Corp.	21	(2,107)					21	(2,107)
Yum! Brands, Inc.	38	(2,242)					38	(2,242)
Starwood Hotels & Resorts Worldwide, Inc.	51	(2,446)					51	(2,446)
Tempur-Pedic International, Inc.	78	(4,097)					78	(4,097)
H&R Block, Inc.	271	(4,425)					271	(4,425)
Johnson Controls, Inc.	148	(4,626)					148	(4,626)
Guess?, Inc.	169	(5,040)					169	(5,040)
WMS Industries, Inc.	294	(6,033)					294	(6,033)
Las Vegas Sands Corp.	148	(6,324)					148	(6,324)
Choice Hotels International, Inc.	172	(6,545)					172	(6,545)
Tiffany & Co.	102	(6,759)					102	(6,759)
Ross Stores, Inc.	160	(7,605)					160	(7,605)
American Eagle Outfitters, Inc.	541	(8,272)					541	(8,272)
Toll Brothers, Inc.	558	(11,394)					558	(11,394)
Ford Motor Co.	1,061	(11,416)					1,061	(11,416)
Home Depot, Inc.	300	(12,612)					300	(12,612)
NVR, Inc.	20	(13,720)					20	(13,720)
Urban Outfitters, Inc.	507	(13,973)					507	(13,973)
DreamWorks Animation SKG, Inc. — Class A	846	(14,039)					846	(14,039)
Lamar Advertising Co. — Class A	533	(14,658)					533	(14,658)
Apollo Group, Inc. — Class A	283	(15,245)					283	(15,245)
Regal Entertainment Group — Class A	1,353	(16,155)					1,353	(16,155)
International Game Technology	1,013	(17,424)					1,013	(17,424)
Morningstar, Inc.	300	(17,835)					300	(17,835)
Newell Rubbermaid, Inc.	1,112	(17,959)					1,112	(17,959)
Marriott International, Inc. — Class A	632	(18,435)					632	(18,435)
Goodyear Tire & Rubber Co.	1,383	(19,597)					1,383	(19,597)
Madison Square Garden Co. — Class A	693	(19,848)					693	(19,848)
CarMax, Inc.	672	(20,483)					672	(20,483)
TJX Companies, Inc.	326	(21,043)					326	(21,043)
Bally Technologies, Inc.	541	(21,402)					541	(21,402)
Total Consumer Discretionary		(374,009)						(374,009)
Energy - (2.23)%
Denbury Resources, Inc.	25	(378)					25	(378)
EXCO Resources, Inc.	321	(3,354)					321	(3,354)
Noble Energy, Inc.	42	(3,964)					42	(3,964)
Cabot Oil & Gas Corp.	55	(4,175)					55	(4,175)
Schlumberger Ltd.	80	(5,465)					80	(5,465)
Consol Energy, Inc.	241	(8,845)					241	(8,845)
Energen Corp.	199	(9,950)					199	(9,950)
Diamond Offshore Drilling, Inc.	186	(10,278)					186	(10,278)
Ultra Petroleum Corp.	372	(11,022)					372	(11,022)
Sunoco, Inc.	281	(11,527)					281	(11,527)
Southwestern Energy Co.	381	(12,169)					381	(12,169)
Alpha Natural Resources, Inc.	668	(13,647)					668	(13,647)
Newfield Exploration Co.	393	(14,828)					393	(14,828)
EOG Resources, Inc.	152	(14,974)					152	(14,974)
Dresser-Rand Group, Inc.	313	(15,622)					313	(15,622)
Range Resources Corp.	279	(17,281)					279	(17,281)
Cameron International Corp.	376	(18,495)					376	(18,495)
Teekay Corp.	729	(19,486)					729	(19,486)
Cobalt International Energy, Inc.	1,268	(19,679)					1,268	(19,679)
Continental Resources, Inc.	300	(20,013)					300	(20,013)
FMC Technologies, Inc.	419	(21,884)					419	(21,884)
Kinder Morgan, Inc.	2,218	(71,353)					2,218	(71,353)
Superior Energy Services, Inc.	7,237	(205,820)					7,237	(205,820)
Total Energy		(534,209)						(534,209)

Exhibit A

Rydex Variable Trust Multi-Hedge Strategies Fund (the “Acquiring Fund”) and Rydex Variable Trust Alternative Strategies Allocation Fund

(the “Acquired Fund”) Pro Forma Portfolio of Investments as of December 31, 2011 (Unaudited)

	Acquiring Fund Pre- Reorganization		Acquired Fund Pre- Reorganization		Adjustments		Pro Forma Combined Acquiring Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Information Technology - (2.72)%
Acme Packet, Inc.	9	(278)					9	(278)
Teradata Corp.	6	(291)					6	(291)
Amphenol Corp. — Class A	17	(772)					17	(772)
Accenture plc — Class A	17	(905)					17	(905)
Corning, Inc.	89	(1,155)					89	(1,155)
Western Digital Corp.	42	(1,300)					42	(1,300)
IPG Photonics Corp.	58	(1,964)					58	(1,964)
Juniper Networks, Inc.	97	(1,980)					97	(1,980)
Yahoo!, Inc.	137	(2,210)					137	(2,210)
AOL, Inc.	271	(4,092)					271	(4,092)
ACI Worldwide, Inc.	220	(6,301)					220	(6,301)
Lender Processing Services, Inc.	643	(9,690)					643	(9,690)
Citrix Systems, Inc.	161	(9,776)					161	(9,776)
CoreLogic, Inc.	774	(10,008)					774	(10,008)
Genpact Ltd.	693	(10,360)					693	(10,360)
NetApp, Inc.	352	(12,767)					352	(12,767)
QLogic Corp.	853	(12,795)					853	(12,795)
Micron Technology, Inc.	2,106	(13,247)					2,106	(13,247)
Rovi Corp.	541	(13,298)					541	(13,298)
Brocade Communications Systems, Inc.	2,576	(13,369)					2,576	(13,369)
Cognizant Technology Solutions Corp. — Class A	220	(14,148)					220	(14,148)
Salesforce.com, Inc.	140	(14,204)					140	(14,204)
Factset Research Systems, Inc.	165	(14,401)					165	(14,401)
Cree, Inc.	668	(14,723)					668	(14,723)
Tellabs, Inc.	3,648	(14,738)					3,648	(14,738)
National Instruments Corp.	575	(14,921)					575	(14,921)
Western Union Co.	846	(15,448)					846	(15,448)
LSI Corp.	2,603	(15,488)					2,603	(15,488)
Paychex, Inc.	541	(16,290)					541	(16,290)
PMC - Sierra, Inc.	2,960	(16,310)					2,960	(16,310)
Ciena Corp.	1,488	(18,005)					1,488	(18,005)
Akamai Technologies, Inc.	561	(18,109)					561	(18,109)
Diebold, Inc.	609	(18,313)					609	(18,313)
Dolby Laboratories, Inc. — Class A	605	(18,459)					605	(18,459)
MICROS Systems, Inc.	397	(18,492)					397	(18,492)
Itron, Inc.	526	(18,815)					526	(18,815)
FLIR Systems, Inc.	753	(18,878)					753	(18,878)
ANSYS, Inc.	330	(18,902)					330	(18,902)
Advanced Micro Devices, Inc.	3,556	(19,202)					3,556	(19,202)
Trimble Navigation Ltd.	461	(20,007)					461	(20,007)
Silicon Laboratories, Inc.	461	(20,017)					461	(20,017)
Broadridge Financial Solutions, Inc.	889	(20,047)					889	(20,047)
VeriSign, Inc.	596	(21,289)					596	(21,289)
WebMD Health Corp. — Class A	596	(22,380)					596	(22,380)
Zebra Technologies Corp. — Class A	872	(31,200)					872	(31,200)
Lam Research Corp.	1,958	(72,485)					1,958	(72,485)
Total Information Technology		(651,829)						(651,829)
Industrials - (2.93)%
Owens Corning	22	(632)					22	(632)
Avery Dennison Corp.	38	(1,090)					38	(1,090)
Equifax, Inc.	34	(1,317)					34	(1,317)
GrafTech International Ltd.	118	(1,611)					118	(1,611)
WABCO Holdings, Inc.	40	(1,736)					40	(1,736)
Stericycle, Inc.	25	(1,948)					25	(1,948)
Copa Holdings S.A. — Class A	34	(1,995)					34	(1,995)
3M Co.	25	(2,043)					25	(2,043)
Polypore International, Inc.	56	(2,463)					56	(2,463)
Cooper Industries plc	56	(3,032)					56	(3,032)
UTI Worldwide, Inc.	248	(3,296)					248	(3,296)
United Technologies Corp.	47	(3,435)					47	(3,435)
Fastenal Co.	133	(5,800)					133	(5,800)
Terex Corp.	561	(7,579)					561	(7,579)
Ingersoll-Rand plc	292	(8,897)					292	(8,897)
Spirit Aerosystems Holdings, Inc. — Class A	431	(8,956)					431	(8,956)
CH Robinson Worldwide, Inc.	144	(10,048)					144	(10,048)
Deere & Co.	135	(10,442)					135	(10,442)
Regal-Beloit Corp.	209	(10,653)					209	(10,653)
PACCAR, Inc.	285	(10,679)					285	(10,679)
Southwest Airlines Co.	1,255	(10,743)					1,255	(10,743)
First Solar, Inc.	355	(11,985)					355	(11,985)
United Parcel Service, Inc. — Class B	173	(12,662)					173	(12,662)
Covanta Holding Corp.	934	(12,786)					934	(12,786)
Oshkosh Corp.	609	(13,020)					609	(13,020)
Expeditors International of Washington, Inc.	326	(13,353)					326	(13,353)
Illinois Tool Works, Inc.	296	(13,826)					296	(13,826)
Con-way, Inc.	478	(13,938)					478	(13,938)
Graco, Inc.	363	(14,843)					363	(14,843)
Carlisle Companies, Inc.	342	(15,151)					342	(15,151)
Lennox International, Inc.	452	(15,255)					452	(15,255)
Robert Half International, Inc.	538	(15,311)					538	(15,311)
Valmont Industries, Inc.	173	(15,707)					173	(15,707)
United Continental Holdings, Inc.	864	(16,304)					864	(16,304)
Iron Mountain, Inc.	537	(16,540)					537	(16,540)
Masco Corp.	1,638	(17,166)					1,638	(17,166)
AECOM Technology Corp.	841	(17,299)					841	(17,299)
Manitowoc Company, Inc.	1,887	(17,342)					1,887	(17,342)
Manpower, Inc.	495	(17,696)					495	(17,696)
J.B. Hunt Transport Services, Inc.	393	(17,713)					393	(17,713)
Shaw Group, Inc.	675	(18,158)					675	(18,158)
Flowserve Corp.	195	(19,367)					195	(19,367)
CoStar Group, Inc.	294	(19,619)					294	(19,619)
Crane Co.	431	(20,132)					431	(20,132)

Exhibit A

Rydex Variable Trust Multi-Hedge Strategies Fund (the “Acquiring Fund”) and Rydex Variable Trust Alternative Strategies Allocation Fund

(the “Acquired Fund”) Pro Forma Portfolio of Investments as of December 31, 2011 (Unaudited)

	Acquiring Fund Pre- Reorganization		Acquired Fund Pre- Reorganization		Adjustments		Pro Forma Combined Acquiring Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Toro Co.	334	(20,260)					334	(20,260)
Quanta Services, Inc.	973	(20,958)					973	(20,958)
Boeing Co.	292	(21,418)					292	(21,418)
Dun & Bradstreet Corp.	287	(21,476)					287	(21,476)
Landstar System, Inc.	464	(22,235)					464	(22,235)
Delta Air Lines, Inc.	3,122	(25,257)					3,122	(25,257)
Jacobs Engineering Group, Inc.	760	(30,841)					760	(30,841)
United Rentals, Inc.	2,223	(65,690)					2,223	(65,690)
Total Industrials		(701,703)						(701,703)
Utilities - (5.12%
UGI Corp.	58	(1,705)					58	(1,705)
PG&E Corp.	67	(2,762)					67	(2,762)
PPL Corp.	106	(3,119)					106	(3,119)
AGL Resources, Inc.	88	(3,719)					88	(3,719)
Hawaiian Electric Industries, Inc.	305	(8,076)					305	(8,076)
TECO Energy, Inc.	592	(11,331)					592	(11,331)
AES Corp.	1,090	(12,906)					1,090	(12,906)
National Fuel Gas Co.	245	(13,617)					245	(13,617)
FirstEnergy Corp.	347	(15,372)					347	(15,372)
Aqua America, Inc.	727	(16,030)					727	(16,030)
GenOn Energy, Inc.	6,241	(16,289)					6,241	(16,289)
Public Service Enterprise Group, Inc.	562	(18,552)					562	(18,552)
Calpine Corp.	1,146	(18,714)					1,146	(18,714)
NextEra Energy, Inc.	317	(19,299)					317	(19,299)
Wisconsin Energy Corp.	562	(19,648)					562	(19,648)
Dominion Resources, Inc.	371	(19,693)					371	(19,693)
Questar Corp.	1,002	(19,900)					1,002	(19,900)
Vectren Corp.	664	(20,073)					664	(20,073)
Integrys Energy Group, Inc.	372	(20,155)					372	(20,155)
MDU Resources Group, Inc.	942	(20,215)					942	(20,215)
Southern Co.	440	(20,368)					440	(20,368)
Exelon Corp.	9,275	(402,257)					9,275	(402,257)
Duke Energy Corp.	23,713	(521,686)					23,713	(521,686)
Total Utilities		(1,225,486)						(1,225,486)
Financials - (5.27)%
Regions Financial Corp.	42	(181)					42	(181)
Hartford Financial Services Group, Inc.	40	(650)					40	(650)
Invesco Ltd.	34	(683)					34	(683)
BBCN Bancorp, Inc.	73	(690)					73	(690)
U.S. Bancorp	27	(730)					27	(730)
Boston Properties, Inc.	8	(797)					8	(797)
IntercontinentalExchange, Inc.	8	(964)					8	(964)
CNA Financial Corp.	42	(1,124)					42	(1,124)
Moody's Corp.	35	(1,179)					35	(1,179)
First Horizon National Corp.	155	(1,240)					155	(1,240)
Wells Fargo & Co.	53	(1,461)					53	(1,461)
Arthur J Gallagher & Co.	47	(1,572)					47	(1,572)
Associated Banc-Corp.	143	(1,597)					143	(1,597)
SunTrust Banks, Inc.	96	(1,699)					96	(1,699)
Raymond James Financial, Inc.	58	(1,796)					58	(1,796)
Lincoln National Corp.	111	(2,156)					111	(2,156)
KeyCorp	331	(2,545)					331	(2,545)
TD Ameritrade Holding Corp.	169	(2,645)					169	(2,645)
Aflac, Inc.	64	(2,769)					64	(2,769)
Janus Capital Group, Inc.	458	(2,890)					458	(2,890)
Affiliated Managers Group, Inc.	32	(3,070)					32	(3,070)
City National Corp.	70	(3,093)					70	(3,093)
Allstate Corp.	182	(4,989)					182	(4,989)
Zions Bancorporation	337	(5,486)					337	(5,486)
Fulton Financial Corp.	561	(5,503)					561	(5,503)
Plum Creek Timber Company, Inc.	156	(5,703)					156	(5,703)
Digital Realty Trust, Inc.	93	(6,200)					93	(6,200)
RenaissanceRe Holdings Ltd.	93	(6,916)					93	(6,916)
Jefferies Group, Inc.	505	(6,944)					505	(6,944)
Host Hotels & Resorts, Inc.	512	(7,562)					512	(7,562)
CBOE Holdings, Inc.	313	(8,094)					313	(8,094)
HCP, Inc.	203	(8,410)					203	(8,410)
BOK Financial Corp.	165	(9,063)					165	(9,063)
BRE Properties, Inc.	182	(9,187)					182	(9,187)
Popular, Inc.	6,733	(9,359)					6,733	(9,359)
Waddell & Reed Financial, Inc. — Class A	409	(10,131)					409	(10,131)
Forest City Enterprises, Inc. — Class A	865	(10,224)					865	(10,224)
American Express Co.	241	(11,368)					241	(11,368)
Assured Guaranty Ltd.	913	(11,997)					913	(11,997)
Everest Re Group Ltd.	152	(12,782)					152	(12,782)
Hudson City Bancorp, Inc.	2,050	(12,813)					2,050	(12,813)
BB&T Corp.	511	(12,862)					511	(12,862)
Synovus Financial Corp.	9,209	(12,985)					9,209	(12,985)
TCF Financial Corp.	1,260	(13,003)					1,260	(13,003)
Brandywine Realty Trust	1,387	(13,177)					1,387	(13,177)
Cullen	251	(13,280)					251	(13,280)
Franklin Resources, Inc.	140	(13,448)					140	(13,448)
Mack-Cali Realty Corp.	537	(14,333)					537	(14,333)
Vornado Realty Trust	190	(14,603)					190	(14,603)
Regency Centers Corp.	397	(14,935)					397	(14,935)
Brown & Brown, Inc.	665	(15,049)					665	(15,049)
Howard Hughes Corp.	344	(15,195)					344	(15,195)
Jones Lang LaSalle, Inc.	250	(15,315)					250	(15,315)
Corporate Office Properties Trust	748	(15,903)					748	(15,903)
Protective Life Corp.	710	(16,018)					710	(16,018)
Goldman Sachs Group, Inc.	182	(16,458)					182	(16,458)
Genworth Financial, Inc. — Class A	2,569	(16,827)					2,569	(16,827)
T. Rowe Price Group, Inc.	297	(16,914)					297	(16,914)

Exhibit A

Rydex Variable Trust Multi-Hedge Strategies Fund (the “Acquiring Fund”) and Rydex Variable Trust Alternative Strategies Allocation Fund

(the “Acquired Fund”) Pro Forma Portfolio of Investments as of December 31, 2011 (Unaudited)

	0000	0000	0000	0000	0000	0000	0000	0000
	Acquiring Fund Pre-Reorganization		Acquired Fund Pre- Reorganization		Adjustments		Pro Forma Combined Acquiring Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Bank of America Corp.	3,104	(17,258)					3,104	(17,258)
Northern Trust Corp.	440	(17,450)					440	(17,450)
Eaton Vance Corp.	761	(17,990)					761	(17,990)
Green Dot Corp. — Class A	588	(18,357)					588	(18,357)
PartnerRe Ltd.	287	(18,428)					287	(18,428)
MSCI, Inc. — Class A	566	(18,638)					566	(18,638)
SLM Corp.	1,416	(18,974)					1,416	(18,974)
Greenhill & Company, Inc.	524	(19,058)					524	(19,058)
JPMorgan Chase & Co.	585	(19,451)					585	(19,451)
Markel Corp.	47	(19,490)					47	(19,490)
Progressive Corp.	1,002	(19,549)					1,002	(19,549)
Aspen Insurance Holdings Ltd.	740	(19,610)					740	(19,610)
Capitol Federal Financial, Inc.	1,708	(19,710)					1,708	(19,710)
State Street Corp.	489	(19,712)					489	(19,712)
CIT Group, Inc.	566	(19,736)					566	(19,736)
General Growth Properties, Inc.	1,332	(20,007)					1,332	(20,007)
Ventas, Inc.	364	(20,067)					364	(20,067)
Cincinnati Financial Corp.	676	(20,591)					676	(20,591)
Mercury General Corp.	452	(20,620)					452	(20,620)
Health Care REIT, Inc.	381	(20,776)					381	(20,776)
First Citizens BancShares, Inc. — Class A	119	(20,824)					119	(20,824)
SEI Investments Co.	1,201	(20,837)					1,201	(20,837)
PNC Financial Services Group, Inc.	374	(21,569)					374	(21,569)
Old Republic International Corp.	2,330	(21,599)					2,330	(21,599)
Bank of Hawaii Corp.	492	(21,889)					492	(21,889)
TFS Financial Corp.	3,167	(28,376)					3,167	(28,376)
Alleghany Corp.	1,025	(292,422)					1,025	(292,422)
Total Financials		(1,261,555)						(1,261,555)
Total Common Stock Sold Short		(5,714,870)						(5,714,870)
(Proceeds $5,794,983)
EXCHANGE TRADED FUNDS SOLD SHORT - (9.08)%
iShares MSCI Taiwan Index Fund	154	(1,803)					154	(1,803)
iShares MSCI South Africa Index Fund	43	(2,626)					43	(2,626)
iShares MSCI Austria Investable Market Index Fund	211	(3,000)					211	(3,000)
iShares FTSE China 25 Index Fund	92	(3,208)					92	(3,208)
iShares MSCI Belgium Investable Market Index Fund	365	(3,865)					365	(3,865)
iShares MSCI Turkey Index Fund	96	(3,949)					96	(3,949)
iShares MSCI Emerging Markets Index Fund	112	(4,249)					112	(4,249)
iShares iBoxx Investment Grade Corporate Bond Fund	39	(4,437)					39	(4,437)
iShares Barclays 7-10 Year Treasury Bond Fund	75	(7,918)					75	(7,918)
Market Vectors Russia ETF	329	(8,768)					329	(8,768)
iShares MSCI Germany Index Fund	554	(10,648)					554	(10,648)
iShares MSCI EMU Index Fund	484	(13,504)					484	(13,504)
iPath MSCI India Index ETN	332	(15,478)					332	(15,478)
iShares MSCI Italy Index Fund	1,340	(16,067)					1,340	(16,067)
iShares MSCI Hong Kong Index Fund	1,230	(19,028)					1,230	(19,028)
Market Vectors Gold Miners ETF	392	(20,161)					392	(20,161)
iShares MSCI Chile Investable Market Index Fund	354	(20,429)					354	(20,429)
iShares Barclays 20+ Year Treasury Bond Fund	179	(21,704)					179	(21,704)
iShares Barclays 3-7 Year Treasury Bond Fund	197	(24,042)					197	(24,042)
iShares MSCI BRIC Index Fund	746	(27,057)					746	(27,057)
iShares MSCI Brazil Index Fund	522	(29,958)					522	(29,958)
iShares MSCI Netherlands Investable Market Index Fund	1,863	(32,099)					1,863	(32,099)
iShares MSCI Canada Index Fund	1,313	(34,926)					1,313	(34,926)
iShares Barclays TIPS Bond Fund	367	(42,825)					367	(42,825)
iShares MSCI Mexico Investable Market Index Fund	835	(44,890)					835	(44,890)
Powershares QQQ Trust Series 1	824	(46,004)					824	(46,004)
iShares MSCI Switzerland Index Fund	2,074	(46,914)					2,074	(46,914)
iShares MSCI EAFE Index Fund	985	(48,787)					985	(48,787)
iShares MSCI Japan Index Fund	6,089	(55,471)					6,089	(55,471)
iShares Barclays Aggregate Bond Fund	553	(60,968)					553	(60,968)
iShares Dow Jones US Real Estate Index Fund	1,541	(87,513)					1,541	(87,513)
SPDR Barclays Capital High Yield Bond ETF	3,667	(140,996)					3,667	(140,996)
iShares Russell 2000 Index Fund	3,111	(229,250)					3,111	(229,250)
SPDR S&P 500 ETF Trust	1,978	(248,239)					1,978	(248,239)
iShares Russell 1000 Growth Index Fund	5,490	(317,267)					5,490	(317,267)
iShares Russell 1000 Value Index Fund	7,514	(476,989)					4,711	(476,989)
Industrial Select Sector SPDR Fund	-	-	2,803	(94,617)	(2,803)	94,617	-	-
Total Exchange Traded Funds Sold Short		(2,175,037)		(94,617)		94,617		(2,175,037)
Total Securities Sold Short - (32.94)%		$(7,889,907)						$(7,889,907)
(Proceeds $7,974,193)

	Contracts	Unrealized Loss	Contracts	Unrealized Loss	Contracts	Unrealized Loss	Contracts	Unrealized Loss
FUTURES CONTRACTS PURCHASED
March 2012 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $2,878,450)	46	815	1	1,481	(1)	(1,481)	46	815
February 2012 Volatility Index Futures Contracts (Aggregate Value of Contracts $1,650,050)	61	(302,013)	-	-	-	-	61	(302,013)
March 2012 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $260,276)	-	-	4	(1,591)	(4)	1,591	-	-

Exhibit A

Rydex Variable Trust Multi-Hedge Strategies Fund (the “Acquiring Fund”) and Rydex Variable Trust Alternative Strategies Allocation Fund

(the “Acquired Fund”) Pro Forma Portfolio of Investments as of December 31, 2011 (Unaudited)

	Acquiring Fund Pre- Reorganization		Acquired Fund Pre- Reorganization		Adjustments		Pro Forma Combined Acquiring Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
March 2012 MSCI EAFE Index Mini Futures Contracts (Aggregate Value of Contracts $385,043)	—	—	5	2,963	(5)	(2,963)	—	—
March 2012 U.S. Treasury Long Bond Futures Contracts (Aggregate Value of Contracts $140,461)	—	—	1	3,644	(1)	(3,644)	—	—
March 2012 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $257,376)	—	—	2	3,518	(2)	(3,518)	—	—
March 2012 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Value of Contracts $42,225)	—	—	1	(783)	(1)	783	—	—
March 2012 SPI 200 Index Futures Contracts (Aggregate Value of Contracts $104,127)	—	—	1	(4,518)	(1)	4,518	—	—
March 2012 Ultra Long-Term U.S. Treasury Bond Futures Contracts (Aggregate Value of Contracts $57,482)	—	—	—	1,929	—	(1,929)	—	—
March 2012 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $200,345)	—	—	2	1,178	(2)	(1,178)	—	—
March 2012 U.S. Treasury 2 Year Note Futures Contracts (Aggregate Value of Contracts $231,792)	—	—	1	130	(1)	(130)	—	—
March 2012 MSCI Emerging Markets Index Mini Futures Contracts (Aggregate Value of Contracts $45,604)	—	—	1	449	(1)	(449)	—	—

January 2012 Goldman Sachs IDX Futures Contracts (Aggregate Value of Contracts $210,894)	—	—	1	(2,161)	(1)	2,161	—	—
Total Futures Contracts Purchased		(301,198)		6,239		(4,758)		(301,198)
COMMODITY FUTURES CONTRACTS PURCHASED
December 2012 Wheat Futures Contracts (Aggregate Value of Contracts $648,900)	18	42,017	—	—	—	—	18	42,017
May 2012 Feeder Cattle Futures Contracts (Aggregate Value of Contracts $603,900)	8	25,477	—	—	—	—	8	25,477
June 2012 Live Cattle Futures Contracts (Aggregate Value of Contracts $599,520)	12	16,905	—	—	—	—	12	16,905
March 2012 RBOB Gasoline Futures Contracts (Aggregate Value of Contracts $804,620)	6	8,811	1	2,417	(1)	(2,417)	6	8,811
May 2012 ICE Gas Oil Futures Contracts (Aggregate Value of Contracts $634,375)	7	4,477	—	—	—	—	7	4,477
April 2012 Heating Oil Futures Contracts (Aggregate Value of Contracts $607,068)	5	972	—	—	—	—	5	972
August 2012 Lean Hogs Futures Contracts (Aggregate Value of Contracts $604,160)	16	(15,315)	—	—	—	—	16	(15,315)
February 2012 Lean Hogs Futures Contracts (Aggregate Value of Contracts $82,925)	2	(5,267)	—	(826)	—	826	2	(5,267)
July 2012 WTI Crude Futures Contracts (Aggregate Value of Contracts $596,580)	6	(8,207)	—	—	—	—	6	(8,207)
September 2012 Soybean Oil Futures Contracts (Aggregate Value of Contracts $668,304)	21	(35,194)	—	—	—	—	21	(35,194)
July 2012 Sugar #11 Futures Contracts (Aggregate Value of Contracts $557,603)	22	(49,685)	—	—	—	—	22	(49,685)
September 2012 Corn Futures Contracts (Aggregate Value of Contracts $705,238)	23	(49,973)	—	—	—	—	23	(49,973)
November 2012 Soybean Futures Contracts (Aggregate Value of Contracts $604,000)	10	(50,884)	—	—	—	—	10	(50,884)
September 2012 Natural Gas Futures Contracts (Aggregate Value of Contracts $555,220)	17	(95,217)	—	—	—	—	17	(95,217)
February 2012 Live Cattle Futures Contracts (Aggregate Value of Contracts $5,557)	—	—	—	(165)	—	165	—	—
February 2012 Live Cattle Futures Contracts (Aggregate Value of Contracts $8,335)	—	—	—	(215)	—	215	—	—

Exhibit A

Rydex Variable Trust Multi-Hedge Strategies Fund (the “Acquiring Fund”) and Rydex Variable Trust Alternative Strategies Allocation Fund

(the “Acquired Fund”) Pro Forma Portfolio of Investments as of December 31, 2011 (Unaudited)

	Acquiring Fund Pre-Reorganization		Acquired Fund Pre- Reorganization		Adjustments		Pro Forma Combined Acquiring Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
March 2012 Heating Oil Futures Contracts (Aggregate Value of Contracts $27,850)	—	—	—	(806)	—	806	—	—
March 2012 WTI Crude Futures Contracts (Aggregate Value of Contracts $79,330)	—	—	1	(682)	(1)	682	—	—
March 2012 Natural Gas Futures Contracts (Aggregate Value of Contracts $15,412)	—	—	1	(3,282)	(1)	3,282	—	—
March 2012 Brent Crude Futures Contracts (Aggregate Value of Contracts $73,441)	—	—	1	(1,388)	(1)	1,388	—	—
Total Commodity Futures Contracts Purchased		(211,083)		(4,947)		4,947		(211,083)

Exhibit A

Rydex Variable Trust Multi-Hedge Strategies Fund (the “Acquiring Fund”) and Rydex Variable Trust Alternative Strategies Allocation Fund

(the “Acquired Fund”) Pro Forma Portfolio of Investments as of December 31, 2011 (Unaudited)

	Acquiring Fund Pre-Reorganization		Acquired Fund Pre- Reorganization		Adjustments		Pro Forma Combined Acquiring Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
CURRENCY FUTURES CONTRACTS PURCHASED
March 2012 Australian Dollar Futures Contracts (Aggregate Value of Contracts $101,390)	—	—	1	773	(1)	(773)	—	—
March 2012 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $98,000)	—	—	1	227	(1)	(227)	—	—
Total Currency Futures Contracts Purchased		—		1,000		(1,000)		—

	Units	Unrealized Gain (Loss)	Units	Unrealized Gain (Loss)	Units	Unrealized Gain (Loss)	Units	Unrealized Gain (Loss)
CORPORATE BOND INDEX SWAP AGREEMENTS
Credit Suisse Capital LLC January 2012 iShares iBoxx High Yield Corporate Bond Fund Index Swap, Terminating 01/31/12 (Notional Value $376,294)	—	—	4,208	212	(4,208)	(212)	—	—

EQUITY INDEX SWAP AGREEMENTS
Credit Suisse Capital LLC Credit Suisse Merger Arbitrage Liquid Index Swap January 2012 Swap, Terminating 01/31/12 (Notional Value $960,764)	—	—	862	2,238	(862)	(2,238)	—	—
Credit Suisse Capital LLC January 2012 Russell 2000 Index Swap, Terminating 01/31/12 (Notional Value $54,598)	—	—	74	(420)	(74)	420	—	—
Total Equity Index Swap Agreements		—		1,818		(1,818)		—

	Contracts	Unrealized Loss	Contracts	Unrealized Loss	Contracts	Unrealized Loss	Contracts	Unrealized Loss
EQUITY INDEX FUTURES CONTRACTS SOLD SHORT
March 2012 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $1,311,600)	15	20,647	—	—	—	—	15	20,647
March 2012 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $1,472,800)	20	(34,976)	1	(1,749)	(1)	1,749	20	(34,976)
January 2012 Volatility Index Futures Contracts (Aggregate Value of Contracts $1,401,850)	53	(153,790)	—	—	—	—	53	(153,790)
January 2012 CAC 40 Euro Futures Contracts (Aggregate Value of Contracts $81,747)	—	—	2	(189)	(2)	189	—	—

March 2012 MSCI EAFE Index Mini Futures Contracts (Aggregate Value of Contracts $70,330)	—	—	1	(270)	(1)	270	—	—
March 2012 FTSE 100 Index Futures Contracts (Aggregate Value of Contracts $85,983)	—	—	1	(770)	(1)	770	—	—
Total Equity Index Futures Sold Short		(168,119)		(2,978)		2,978		(168,119)

COMMODITY FUTURES CONTRACTS SOLD SHORT
December 2012 Natural Gas Futures Contracts (Aggregate Value of Contracts $747,600)	20	83,255	—	—	—	—	20	83,255
March 2012 Cocoa Futures Contracts (Aggregate Value of Contracts $210,700)	10	64,292	—	2,001	—	(2,001)	10	64,292
February 2012 Heating Oil Futures Contracts (Aggregate Value of Contracts $612,990)	5	26,550	—	—	—	—	5	26,550
April 2012 Lean Hogs Futures Contracts (Aggregate Value of Contracts $597,210)	17	26,398	—	—	—	—	17	26,398
March 2012 Silver Futures Contracts (Aggregate Value of Contracts $138,225)	1	20,372	—	1,454	—	(1,454)	1	20,372
March 2013 Sugar #11 Futures Contracts (Aggregate Value of Contracts $654,080)	25	18,604	—	—	—	—	25	18,604
August 2012 ICE Gas Oil Futures Contracts (Aggregate Value of Contracts $629,475)	7	17,723	—	—	—	—	7	17,723
March 2012 WTI Crude Futures Contracts (Aggregate Value of Contracts $594,540)	6	13,552	—	—	—	—	6	13,552
January 2012 LME Lead Futures Contracts (Aggregate Value of Contracts $151,346)	3	12,700	—	—	—	—	3	12,700
July 2012 Soybean Futures Contracts (Aggregate Value of Contracts $738,450)	12	3,903	—	—	—	—	12	3,903
March 2012 Copper Futures Contracts (Aggregate Value of Contracts $85,738)	1	3,147	—	1,489	—	(1,489)	1	3,147

Exhibit A

Rydex Variable Trust Multi-Hedge Strategies Fund (the “Acquiring Fund”) and Rydex Variable Trust Alternative Strategies Allocation Fund

(the “Acquired Fund”) Pro Forma Portfolio of Investments as of December 31, 2011 (Unaudited)

	Acquiring Fund Pre-Reorganization		Acquired Fund Pre- Reorganization		Adjustments		Pro Forma Combined Acquiring Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
February 2012 Lean Hogs Futures Contracts (Aggregate Value of Contracts $67,540)	2	3,088	—	268	—	(268)	2	3,088
April 2012 RBOB Gasoline Futures Contracts (Aggregate Value of Contracts $700,661)	6	3,021	—	—	—	—	6	3,021
May 2012 Coffee 'C' Futures Contracts (Aggregate Value of Contracts $258,750)	3	2,465	—	—	—	—	3	2,465
July 2012 Cotton #2 Futures Contracts (Aggregate Value of Contracts $227,125)	5	1,520	—	—	—	—	5	1,520
March 2012 LME Zinc Futures Contracts (Aggregate Value of Contracts $138,296)	3	(51)	—	—	—	—	3	(51)
March 2012 LME Nickel Futures Contracts (Aggregate Value of Contracts $112,284)	1	(4,906)	—	—	—	—	1	(4,906)
March 2012 LME Primary Aluminum Futures Contracts (Aggregate Value of Contracts $302,738)	6	(4,946)	—	—	—	—	6	(4,946)
March 2012 Feeder Cattle Futures Contracts (Aggregate Value of Contracts $595,200)	8	(7,476)	—	—	—	—	8	(7,476)
April 2012 Live Cattle Futures Contracts (Aggregate Value of Contracts $804,640)	16	(11,140)	—	—	—	—	16	(11,140)
March 2012 Soybean Oil Futures Contracts (Aggregate Value of Contracts $786,150)	25	(39,247)	—	—	—	—	25	(39,247)
May 2012 Corn Futures Contracts (Aggregate Value of Contracts $688,275)	21	(44,220)	—	—	—	—	21	(44,220)
May 2012 Wheat Futures Contracts (Aggregate Value of Contracts $772,800)	23	(54,402)	—	—	—	—	23	(54,402)
March 2012 Sugar #11 Futures Contracts (Aggregate Value of Contracts $7,434)	—	—	—	517	—	(517)	—	—
March 2012 Cotton #2 Futures Contracts (Aggregate Value of Contracts $7,806)	—	—	—	502	—	(502)	—	—
March 2012 Corn Futures Contracts (Aggregate Value of Contracts $117,590)	—	—	3	(4,641)	(3)	4,641	—	—
March 2012 Coffee 'C' Futures Contracts (Aggregate Value of Contracts $7,795)	—	—	—	303	—	(303)	—	—
March 2012 Wheat Futures Contracts (Aggregate Value of Contracts $94,367)	—	—	3	(708)	(3)	708	—	—
June 2012 Gold 100 Oz Futures Contracts (Aggregate Value of Contracts $26,820)	—	—	—	110	—	(110)	—	—
March 2012 Soybean Futures Contracts (Aggregate Value of Contracts $117,003)	—	—	2	(6,415)	(2)	6,415	—	—

Exhibit A

Rydex Variable Trust Multi-Hedge Strategies Fund (the “Acquiring Fund”) and Rydex Variable Trust Alternative Strategies Allocation Fund

(the “Acquired Fund”) Pro Forma Portfolio of Investments as of December 31, 2011 (Unaudited)

	Acquiring Fund Pre-Reorganization		Acquired Fund Pre- Reorganization		Adjustments		Pro Forma Combined Acquiring Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
February 2012 Natural Gas Futures Contracts (Aggregate Value of Contracts $67,580)	—	—	2	6,829	(2)	(6,829)	—	—
February 2012 LME Primary Aluminum Futures Contracts (Aggregate Value of Contracts $72,703)	—	—	1	474	(1)	(474)	—	—
February 2012 LME Nickel Futures Contracts (Aggregate Value of Contracts $71,993)	—	—	1	(1,540)	(1)	1,540	—	—
February 2012 LME Copper Futures Contracts (Aggregate Value of Contracts $74,018)	—	—	—	(2,003)	—	2,003	—	—
Total Commodity Futures Sold Short		134,202		(1,360)		1,360		134,202
CURRENCY FUTURES CONTRACTS SOLD SHORT
March 2012 Euro Futures Contracts (Aggregate Value of Contracts $133,453)	—	—	1	4,437	(1)	(4,437)	—	—
March 2012 Swiss Franc Futures Contracts (Aggregate Value of Contracts $15,184)	—	—	—	218	—	(218)	—	—
March 2012 British Pound Futures Contracts (Aggregate Value of Contracts $135,676)	—	—	1	855	(1)	(855)	—	—
March 2012 Australian Dollar Futures Contracts (Aggregate Value of Contracts $17,322)	—	—	—	10	—	(10)	—	—
March 2012 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $5,581)	—	—	—	(13)	—	13	—	—
March 2012 Japanese Yen Futures Contracts (Aggregate Value of Contracts $101,871)	—	—	1	(850)	(1)	850	—	—
Total Currency Futures Sold Short		—		4,657		(4,657)		—
CREDIT DEFAULT SWAPS PROTECTION SOLD

Index	Counterparty	Protection Premium Rate	Counterparty	Protection Premium Rate	Counterparty	Protection Premium Rate	Counterparty	Protection Premium Rate
CDX.NA.HY-17 Index	Barclays Bank plc	5.00%					Barclays Bank plc	5.00%
	Maturity Date	Notional Principal					Maturity Date	Notional Principal
	12/20/16	$980,000					12/20/16	$980,000
	Notional Value	Upfront Premiums Paid					Notional Value	Upfront Premiums Paid
	$(911,400)	$(77,407)					$(911,400)	$(77,407)
	Unrealized Appreciation						Unrealized Appreciation
	$8,807						$8,807

PROXY CARD FOR RYDEX VARIABLE TRUST Alternative Strategies Allocation Fund Proxy for A Special Meeting of Shareholders – June 29, 2012

The undersigned Shareholder(s) of the Rydex Variable Trust Alternative Strategies Allocation Fund, hereby appoint(s) Amy Lee and Margaux Massie (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Rydex Variable Trust Alternative Strategies Allocation Fund to be held on June 29, 2012 at 11 a.m., Eastern Time, at 805 King Farm Boulevard, Suite 600, Rockville, Maryland, 20850, and any adjournments thereof, to vote all of the shares of the Rydex Variable Trust Alternative Strategies Allocation Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Combined Prospectus and Proxy Statement as checked on the reverse side.

QUESTIONS ABOUT THIS PROXY?

Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-813-9373. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 29, 2012

The proxy statement for this meeting is available at: www.proxyonline.us/docs/variableasafund2012.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE, by MAIL or via the INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:

To cast your vote by phone with a proxy voting representative, call toll-free 1-800-813-9373 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

NOTE:  This  proxy must  be  signed exactly  as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Option below is available 24 hours a day / 7 days a week		Shareholder sign here Date

INTERNET:	To vote via the Internet, go to www.proxyonline.us and enter the control number found on the reverse side of this proxy card.

Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

RYDEX VARIABLE TRUST

Alternative Strategies Allocation Fund

CONTROL NUMBER

123456789123

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote. This proxy card is valid only when signed and dated.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” the Proposal. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

	0000000000	0000000000	0000000000
	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization which provides for: (a) the transfer of the assets and stated liabilities of the Alternative Strategies Allocation Fund (the “Acquired Fund”) to the Multi-Hedge Strategies Fund (the “Acquiring Fund”), each, a separate series of Rydex Variable Trust, in exchange for shares of the Acquiring Fund, (b) the pro rata distribution of shares of the Acquiring Fund by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund, and (c) the subsequent liquidation and termination of the Acquired Fund.	☐	☐	☐

THANK YOU FOR VOTING